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                                                                   Exhibit 10.10

THIS DEBENTURE is dated 25th October, 1999 and is made BETWEEN:

(1) THE COMPANIES identified in Schedule 1 (together with the Company and each company which becomes a party hereto by executing a Deed of Accession, each a "CHARGOR" and together the "CHARGORS"); and

(2) HSBC INVESTMENT BANK plc of Thames Exchange, 10 Queen Street Place, London EC4R 1BL (the "SECURITY AGENT") as agent and trustee for itself and each of the Secured Lenders (as defined below).

WHEREAS:

(A) The Banks (as defined in the Credit Agreement referred to below) have agreed to make available to the Borrowers (as defined in the Credit Agreement) certain revolving credit facilities (the "FACILITIES") on and subject to the terms of the Credit Agreement.

(B) It is a condition precedent to the Banks making the Facilities available that the Chargors enter into this Debenture.

(C) It is intended by the parties hereto that this document shall take effect as a deed notwithstanding the fact that a party may only execute this document under hand.

NOW IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Debenture:

         "ACCOUNT BANK" means each of the banks or financial institutions with whom the Security Accounts are maintained from time to time pursuant to Clause 11;

         "COLLATERAL ACCOUNT" means each account maintained from time to time by a Chargor at such branch of the Account Bank as the Security Agent may from time to time approve being, at the date hereof, those accounts with such Account Bank identified in a letter of even date herewith from the Company for itself and as agent for the other Chargors to the Security Agent and countersigned by the Security Agent for the purposes of identification;

         "CREDIT AGREEMENT" means the credit agreement of even date herewith between the Original Borrower, the Original Guarantors, the Arranger, the Facility Agent (each as defined therein) and the Security Agent, together with each Accession Agreement and Novation Certificate relating thereto and any and each other agreement or instrument supplementing or amending it;

         "DEED OF ACCESSION" means a deed substantially in the form of Schedule 7 hereto executed, or to be executed, by a Chargor;

         "DISCHARGE DATE" means the date on which the Facility Agent confirms in writing to the Security Agent that all the Secured Liabilities arising pursuant to or in respect of any of the

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         Finance Documents have been unconditionally and irrevocably paid and discharged in full and all commitments cancelled and that it is satisfied (acting reasonably) that no further Secured Liabilities in respect of any of the Finance Documents are likely to arise in respect thereof;

         "EXCLUDED INTELLECTUAL PROPERTY" means any trade names, trade marks and service marks (whether registered or not and including all applications for the same) which include the name or mark "GETTY", "GETTY COMMUNICATIONS" or "GETTY IMAGES", or a design consisting of the letter "G" in a circle and including any future trade names, trade marks and service marks incorporating "GETTY" or the aforementioned design or device;

         "FACILITY AGENT" means HSBC Investment Bank plc in its capacity as facility agent under the Credit Agreement and its permitted successors and assigns;

         "FIXTURES" means, in relation to any freehold or leasehold property charged by or pursuant to this security, all fixtures and fittings (including trade fixtures and fittings) and fixed plant and machinery from time to time thereon owned by any Chargor;

         "GROUP SHARES" means all shares specified in Schedule 4 or in the Schedule to any Deed of Accession, or, when used in relation to a particular Chargor, such of those shares as are specified against its name in Schedule 4 or as are specified in the Schedule to a Deed of Accession to which it is party, together in each case with (to the extent allowed by applicable law) all other stocks, shares, debentures, bonds, warrants, coupons or other securities and investments now or in the future owned by any or (when used in relation to a particular Chargor) that Chargor from time to time;

         "HEDGING BANK" means any Bank in its capacity as the provider of hedging facilities in accordance with the terms of the Credit Agreement;

         "HEDGING DOCUMENTS" means all currency swap, interest rate swap and/or interest cap and/or other hedging agreements entered into or to be entered into by any Obligor with the Hedging Bank in accordance with the terms of the Credit Agreement in each case as, and including, any instrument pursuant to which the same are novated, varied, supplemented or amended from time to time;

         "INSURANCES" means all contracts and policies of insurance (including, for the avoidance of doubt all cover notes) of whatever nature which are from time to time taken out by or on behalf of any Chargor or (to the extent of such interest) in which any Chargor has an interest;

         "INTELLECTUAL PROPERTY RIGHTS" means all know-how, patents, trade marks, service marks, designs, business names, topographical or similar rights, copyrights and other intellectual property rights and any interests (including by way of licence) in any of the foregoing (in each case whether registered or not and including all applications for the same) but excluding any Excluded Intellectual Property;

         "INTRA-GROUP LOAN DOCUMENTS" means all inter-company funding agreements between any two or more members of the Group (including without prejudice to the generality of the foregoing, all documentation relating to facilities to be made available to any French Subsidiary of the Parent) and any and each other agreement or instrument supplementing or amending any of such documents;


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         "MORTGAGED PROPERTY" means the property (other than the Security
         Shares) hereby legally mortgaged and any other freehold or leasehold property the subject of this security;

         "ORIGINAL PROPERTIES" means each of the freehold and leasehold properties individually identified in Schedule 2;

         "PLANNING ACTS" means the Town and Country Planning Act 1990, the Planning (Listed Building and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning (Consequential Provisions) Act 1990, the Planning and Compensation Act 1991, the Town & Country Planning (Scotland) Act 1972 to 1977, the Local Government and Planning (Scotland) Act 1972 and any Act or Acts for the time being in force amending or re-enacting the same and any orders, regulations or permissions made, issued or granted under or by virtue of such Acts or any of them;

         "PREMISES" means all buildings and erections for the time being comprised within the definition of "Security Assets";

         "REALISATIONS ACCOUNT" means each account maintained from time to time by or in the name of the Chargors or any of them for the purposes of Clause 13.2 at such branch or branches of an Account Bank as the Security Agent may from time to time approve;

         "RECEIVER" means a receiver and manager or (if the Security Agent so specifies in the relevant appointment) a receiver;

         "RELATED RIGHTS" means, in relation to the Group Shares, all dividends and other distributions paid or payable after the date hereof on all or any of the Group Shares and all stocks, shares, securities (and the dividends or interest thereon), rights, money or property accruing or offered at any time by way of redemption, bonus, preference, option rights or otherwise to or in respect of any of the Group Shares or in substitution or exchange for any of the Group Shares;

         "RELEVANT AGREEMENTS" means each agreement or instrument assigned or purported to be assigned pursuant to Clause 4.3 and/or any Deed of Accession together with any and each other agreement or instrument supplementing or amending any such agreement or contract;

         "SECURED LENDER" means each of the Facility Agent, the Security Agent, the Arranger, the Banks, any Hedging Bank and the Overdraft Bank parties to or having an interest under the Finance Documents from time to time (together the "SECURED LENDERS");

         "SECURED LIABILITIES" means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of each Obligor to the Secured Lenders (or any of them) under each or any of the Finance Documents, in each case together with all costs, charges and expenses incurred by any Secured Lender in connection with the protection, preservation or enforcement of its respective rights under the Finance Documents or any other document evidencing or securing any such liabilities.

         "SECURITY ACCOUNTS" means the Collateral Accounts and the Realisations Accounts;


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         "SECURITY ASSETS" means all assets, rights and property of the Chargors or any of them the subject of any security created hereby or pursuant hereto including, for the avoidance of doubt each Chargor's rights to or interests in any chose in action and the Security Shares and excluding, again for the avoidance of doubt, the Excluded Intellectual Property;

         "SECURITY DOCUMENTS" means this Debenture, each Deed of Accession and every other document entered into by the Company or any Subsidiary thereof pursuant to this Debenture and/or Clause 19.3 of the Credit Agreement and the Existing Overdraft Facility;

         "SECURITY PERIOD" means the period beginning on the date hereof and ending on the Discharge Date;

         "SECURITY SHARES" means the Group Shares and the Related Rights and, in the case of each Chargor, means such of the Group Shares as are held by it at the relevant time, together with all Related Rights in respect thereof; and

         "SHARE MORTGAGES" means the mortgages and charges created or purported to be created by Clause 4.2 hereof and/or by any Deed of Accession.

1.2      INTERPRETATION

(a) Save as expressly herein defined, capitalised terms defined in the Credit Agreement shall have the same meaning when used herein. Terms defined in the recitals to this Debenture have the same meaning when used in the remainder of this Debenture.

(b) The provisions of Clause 1.2 of the Credit Agreement shall also apply hereto as if expressly set out herein (mutatis mutandis) with each reference to the Credit Agreement being deemed to be a reference to this Debenture.

(c) The terms of the other Finance Documents and of any side letters between the parties hereto in relation to the Finance Documents are incorporated herein to the extent required for any purported disposition of the Mortgaged Property contained herein to be a valid disposition in accordance with Section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989.

(d) If the Security Agent (on the basis of legal advice received by it for this purpose) considers that an amount paid by any Obligor to any Secured Lender under any Finance Document is likely to be capable of being avoided or otherwise set aside on the liquidation or administration of such Obligor or otherwise, then such amount shall not be considered to have been irrevocably paid for the purposes of this Debenture.

1.3      CERTIFICATES

         A certificate of the Security Agent setting forth the amount of any Secured Liability due from any Obligor shall be prima facie evidence of such amount against the Chargors and such Obligor in the absence of manifest error.

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2.       COVENANT TO PAY

2.1      COVENANT
         Each Chargor hereby, as primary obligor and not merely as surety, covenants with the Security Agent (as agent and trustee as aforesaid) that it will pay or discharge the Secured Liabilities on the due date therefor in the manner provided in the relevant Finance Document. Any amount not paid hereunder when due shall bear interest (as well after as before judgment and payable on demand) at the Default Rate from time to time from the due date until the date such amount is unconditionally and irrevocably paid and discharged in full, save to the extent that interest at such rate on such amount for such period is charged pursuant to the relevant Finance Document or any other Security Document.

2.2      RIGHT OF APPROPRIATION

         Upon the occurrence of an Event of Default and at any time thereafter while the same is continuing and not expressly waived by the Facility Agent the Security Agent (acting on the instructions of the Majority Banks save where the Security Agent reasonably considers that the delay which would be entailed in obtaining such instructions would materially prejudice the interests of the Secured Lender under the Finance Documents) shall be entitled to appropriate moneys and/or assets to Secured Liabilities in such manner or order as it sees fit (subject to Clause 15) and any such appropriation shall override any appropriation by any Obligor. This Clause 2.2 shall not, however, override the principle that (subject to Clause 15) the Secured Lenders are to share in recoveries on a pro rata basis.

3.       COVENANT TO MAKE FACILITIES AVAILABLE

         Each Secured Lender, by the Security Agent's execution of this Debenture, hereby covenants with each Obligor to the intent that each such covenant shall be binding on each Secured Lender severally in accordance with Clause 2.3 of the Credit Agreement (or the equivalent provision of any other Finance Document) (in each case as if the same applied to this Clause 3, mutatis mutandis) that each Secured Lender will, upon and subject to the terms of the Credit Agreement (or such other Finance Document), make the Facilities (or such other facilities as are provided for in such other Finance Document) available to the Borrowers and the other borrowers (party to such Finance Document) on and subject to the terms of such Finance Document (including, without limitation but subject as aforesaid, advances and further advances or other financial accommodation to the extent (if at all) that the making thereof by such Secured Lender is provided for in such Finance Document).

4.       FIXED CHARGES; ASSIGNMENTS

4.1      FIXED CHARGES

         Each Chargor as beneficial owner and with full title guarantee but subject to any Encumbrances permitted pursuant to Clause 19.6 of the Credit Agreement, as security for the payment, discharge and performance of all the Secured Liabilities at any time owed or due to the Secured Lenders (or any of them), charges in favour of the Security Agent (as agent and trustee for the Secured Lenders):

         (a) by way of a first legal mortgage all the property (if any) now belonging to it and specified in Schedule 2 and/or in the Schedule to the Deed of Accession by which it



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                  became party hereto (where relevant), together with all
                  buildings and Fixtures thereon, the proceeds of sale of all or any part thereof and the benefit of any covenants for title given or entered into by any predecessor in title and any moneys paid or payable in respect of such covenants subject, in the case of any leasehold properties, to any necessary third party's consent to such mortgage being obtained;

         (b) by way of first legal mortgage all estates or interests in any freehold or leasehold property and any rights under any licence or other agreement or document which gives any Chargor a right to occupy or use property, (except any Security Assets specified in paragraph (a) above) wheresoever situate now belonging to it together with all buildings and Fixtures thereon, the proceeds of sale of all or any part thereof and the benefit of any covenants for title given or entered into by any predecessor in title and any moneys paid or payable in respect of such covenants subject, in the case of any leasehold properties, to any necessary third party's consent to such mortgage being obtained. For the avoidance of doubt on such consent being obtained such leasehold property shall automatically become subject to this charge and the relevant Chargor shall promptly enter into a supplemental legal mortgage in favour of the Security Agent, provide evidence as to the power and authority to enter into such supplemental legal mortgage and that it constitutes legally binding and enforceable obligations of the relevant Chargor in each case in such form as the Security Agent may reasonably require;

         (c)      by way of first fixed charge:

                  (i) (to the extent that the same are not the subject of a mortgage under paragraphs (a) and/or (b) above) all present and future estates or interests in any freehold or leasehold property and any rights under any licence or other agreement or document which gives any Chargor a right to occupy or use property, wheresoever situate now or hereafter belonging to it together with all buildings and Fixtures thereon, the proceeds of sale of all or any part thereof and the benefit of any covenants for title given or entered into by any predecessor in title and any moneys paid or payable in respect of such covenants, subject, in the case of any leasehold properties, to any necessary third party's consent to such charge being obtained;

                  (ii) all plant and machinery (to the extent not mortgaged under paragraph (a) above), computers and vehicles now or in the future owned by it and its interest in any plant, machinery, computers or vehicles in its possession other than any for the time being part of such Chargor's stock in trade or work in progress;

                  (iii) all moneys (including interest) from time to time standing to the credit of each of its present and future accounts (including, without limitation, the Security Accounts) with any bank, financial institution or other person and the debts represented thereby, provided that without prejudice to any other provision of this Clause 4 any such monies paid out of such accounts without breaching the terms of the Finance Documents and not paid into another such account in the name of a Chargor shall be released from the fixed charge effected by this sub-paragraph
                           (iii) upon the proceeds being so paid out;


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                  (iv)     (to the extent not effectively assigned under Clause
                           4.3) all benefits in respect of the Insurances and all claims and returns of premiums in respect thereof;

                  (v) all of its present and future book and other debts, all other moneys due and owing to it or which may become due and owing to it at any time in the future and the benefit of all rights, securities and guarantees of any nature whatsoever now or at any time enjoyed or held by it in relation to any of the foregoing including in each case the proceeds of the same, provided that without prejudice to any other provision of this Clause 4 (and in particular but without limitation to sub-paragraph (iii) above) such proceeds shall be released automatically from the fixed charge effected by this sub-paragraph (v) upon those proceeds being credited to any Security Account;

                  (vi) (to the extent that the same do not fall within any other sub-paragraph of this paragraph (c) and are not effectively assigned under Clause 4.3) all of its rights and benefits under each of the Relevant Agreements, all bills of exchange and other negotiable instruments held by it, and (subject to any necessary third party's consent to such charge being obtained) any distributorship or agreement for the licensing of Intellectual Property Rights or similar agreements entered into by it and any letters of credit issued in its favour;

                  (vii) any beneficial interest, claim or entitlement of it to any assets of any pension fund;

                  (viii)   its present and future goodwill;

                  (ix) the benefit of all present and future licences, permissions, consents and authorisations (statutory or otherwise) held in connection with its business or the use of any of the Security Assets specified in paragraphs (a) and (b) and sub-paragraph (i) above and the right to recover and receive all compensation which may at any time become payable to it in respect thereof;

                  (x)      its present and future uncalled capital; and

                  (xi) all its present and future Intellectual Property Rights (including, without limitation, those patents and trade marks and designs, if any, specified in
                           Schedule 5 and/or the Schedule to the Deed of Accession by which it became party hereto (where relevant)) owned by it, subject to any necessary (as at the date of this Debenture) third party's consent to such charge being obtained. To the extent that any such Intellectual Property Rights are not capable of being charged (whether by reason of lack of any such consent as aforesaid or otherwise) the charge thereof purported to be effected by this Clause 4.1(c)(xi) shall operate as an assignment of any and all damages, compensation, remuneration, profit, rent or income which any Chargor may derive therefrom or be awarded or entitled to in respect thereof, as continuing security for the payment, discharge and performance of the Secured Liabilities.


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                  Provided that any property or assets situate in Scotland and any property or assets the rights in and to which are governed by the laws of Scotland shall be excluded from the mortgages and charges created or effected by paragraphs (a) to (c) inclusive above and provided further that the Excluded Intellectual Property which are presently or may in the future be owned or used by any of the Chargors shall be excluded from the mortgages and charges created or effected by paragraphs
                  (a) to (c) inclusive above.

4.2      CHARGES ON SHARES

         Each Chargor, as beneficial owner and with full title guarantee, hereby as continuing security for the payment, discharge and performance of all the Secured Liabilities at any time owed or due to the Secured Lenders (or any of them):

         (a) mortgages and charges and agrees to mortgage and charge to the Security Agent (as agent and trustee for the Secured Lenders) all Group Shares held now or in the future by it and/or any nominee on its behalf, the same to be a security by way of a first mortgage; and

         (b) mortgages and charges and agrees to mortgage and charge to the Security Agent (as agent and trustee for the Secured Lenders) all the Related Rights accruing to all or any of the Group Shares held now or in the future by it and/or any nominee on its behalf, the same to be a security by way of a first mortgage or charge.

                  PROVIDED THAT:

                  (i) whilst no Event of Default exists, all dividends and other distributions paid or payable as referred to in paragraph (b) above may be paid directly to the relevant Chargor (in which case the Security Agent or its nominee shall execute any necessary dividend mandate) and, if paid directly to the Security Agent, shall be paid promptly by it to the relevant Chargor; and

                  (ii) subject to Clause 10.2, whilst no Event of Default exists (including any Event of Default expressly waived by the Facility Agent), all voting rights attaching to the relevant Group Shares may be exercised by the relevant Chargor or, where the shares have been registered in the name of the Security Agent or its nominee, as the relevant Chargor may direct in writing, and the Security Agent and any nominee of the Security Agent in whose name such Group Shares are registered shall execute any form of proxy or other document reasonably required in order for the relevant Chargor to do so.

4.3      ASSIGNMENTS

(a) Each Chargor as beneficial owner and with full title guarantee but subject to any Encumbrance permitted pursuant to the Credit Agreement, as continuing security for the payment, discharge and performance of all the Secured Liabilities at any time owed or due to the Secured Lenders (or any of them), hereby assigns and agrees to assign to the Security Agent (as agent and trustee for the Secured Lenders) all its right, title and interest (if any) in and to:


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         (i)      the Insurances;

         (ii)     the Acquisition Agreements;

         (iii)    the Hedging Documents; and

         (iv)     the Intra-Group Loan Documents.

(b) Each Chargor shall forthwith give notice of each such assignment of its right, title and interest (if any):

         (i)      in and to the Insurances, by sending a notice in the form of
                  Part I of Schedule 3 (with such amendments as the Security Agent may agree) duly completed to each of the other parties to the Insurances; and

         (ii) in and to the other Relevant Agreements, by sending a notice substantially in the form of Part III of Schedule 3 (with such amendments as the parties may agree) to each of the other parties thereto, and the Company and each Chargor shall use its reasonable endeavours to procure that within 14 days of the date hereof each such other party delivers a letter of undertaking to the Security Agent in the form of
         Part II of Schedule 3 (in the case of the Insurances) or in the form of
         Part IV of Schedule 3 (in the case of each of the other Relevant Agreements), in each case with such amendments as the Security Agent may agree.

         This Debenture constitutes notice in writing to each Chargor of any charge or assignment of a debt owed by that Chargor to any other member of the Group contained in this Debenture.

(c) To the extent that any such right, title and interest described in paragraphs (a) and (b) of this Clause 4.3 is not assignable or capable of assignment, the assignment thereof purported to be effected by paragraph (a) shall operate as:

         (i) in the case of the Insurances, an assignment of any and all proceeds of the Insurances received by each Chargor; and

         (ii) in the case of the other Relevant Agreements, an assignment of any and all damages, compensation, remuneration, profit, rent or income which any Chargor may derive therefrom or be awarded or entitled to in respect thereof, in each case as continuing security for the payment, discharge and performance of all the Secured Liabilities at any time owed or due to the Secured Lenders (or any of them).

(d) Whilst no Event of Default exists (i) the Security Agent shall permit the relevant Chargor to exercise its rights (other than to receive payment of money) under any Relevant Agreement to which it is party, provided that the exercise of these rights in the manner proposed would not result in a Default under the terms of the Finance Documents and
         (ii) any payments received by the Security Agent under or in respect of the Relevant Agreements by virtue of this Debenture shall be paid by the Security Agent to the relevant Chargor save to the extent required by the terms of the Credit Agreement to be applied against any of the Secured Liabilities.


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4.4      MISCELLANEOUS

(a) The fact that no or incomplete details of properties are included or inserted in Schedule 2 or in the Schedule to the Deed of Accession (if any) by which any Chargor became party hereto shall not affect the validity or enforceability of the charges created by this Debenture (including, without limitation, the charges created by paragraphs (a), (b) and (c)(i) of Clause 4.1 and the charge created by Clause 5.1).

(b) The omission from Schedule 5 or from the Schedule to the Deed of Accession (if any) by which any Chargor became party hereto of details of any Intellectual Property Rights owned or enjoyed by any Chargor shall not affect the validity or enforceability of the security created by this Debenture over such Intellectual Property Rights, provided, for the avoidance of doubt, that (save as created by Clause 5) no security is created by this Debenture over any Excluded Intellectual Property.

5.       FLOATING CHARGES

5.1      CREATION OF FLOATING CHARGES

         Each Chargor as beneficial owner and with full title guarantee subject to any Encumbrance permitted under the Credit Agreement, as security for the payment, discharge and performance of all the Secured Liabilities, charges in favour of the Security Agent (as agent and trustee for the Secured Lenders) by way of a first floating charge all its undertaking and assets whatsoever and wheresoever both present and future including, without limitation, any undertaking and assets situated in Scotland (whether or not the same may be mortgaged or charged by way of standard security)), subject always to all mortgages, fixed charges and assignments created by or pursuant to Clause 4 or any other provision of this Debenture.

5.2      RESTRICTIONS ON DEALING

         Each Chargor undertakes to each Secured Lender that, save as expressly permitted under the terms of this Debenture and the Credit Agreement, it will not:

         (a) create or permit to subsist any Encumbrance over all or any of its assets, rights or property other than pursuant to this Debenture or any other Security Document; or

         (b) part with, lease, sell, transfer, assign or otherwise dispose of or agree to part with, lease, sell, transfer, assign or otherwise dispose of all or any part of its assets, rights or property or any interest therein,

         PROVIDED THAT if any Chargor gives notice to the Security Agent that such Chargor is required to dispose of or release any Excluded Intellectual Property Right, the Security Agent and each Secured Lender shall forthwith, at the cost of the Chargors, execute and do all such deeds, acts and things as may be necessary to release such Excluded Intellectual Property Right from the security constituted hereby, whether or not the security created hereby has become enforceable.


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5.3      CONVERSION OF FLOATING CHARGE

(a) The Security Agent may by notice to any Chargor convert the floating charge hereby created into a specific charge as regards all or any of such Chargor's assets, rights and property (except to the extent that any such conversion is ineffective under Scots law in respect of any such assets, rights and property situated in Scotland and except in respect of the Excluded Intellectual Property) specified in the notice:

         (i) if an Event of Default has occurred and is continuing and not expressly waived by the Facility Agent; or

         (ii) if the Security Agent in good faith considers such assets, rights or property to be in reasonably forseeable danger of being seized or sold under any form of distress, attachment, execution or other legal process or to be otherwise in jeopardy; or

         (iii) if the Security Agent becomes aware or has reason to believe that steps have been taken which would, in the reasonable opinion of the Security Agent, be reasonably likely to lead to the presentation of a petition to appoint an administrator in relation to such Chargor (or such an administrator has been appointed) or to wind up such Chargor or that any such petition has been presented, which in the reasonable opinion of the Security Agent is likely to result in the winding up of such Chargor or the appointment of such an administrator; or

         (iv) if such Chargor fails to comply, or takes or threatens to take any action which in the reasonable opinion of the Security Agent is likely to result in it failing to comply with its obligations under Clause 5.2 of this Debenture.

(b) The floating charge hereby created shall (in addition to the circumstances in which the same will occur under general law) automatically be converted into a fixed charge over the assets, rights and property of any Chargor (other than the Excluded Intellectual Property) on the convening of any meeting of the members of such Chargor to consider a resolution to wind such Chargor up (or not to wind such Chargor up) provided that this Clause 5.3(b) shall not apply to any Chargor's undertaking and assets situate in Scotland if, and to the extent that, a Receiver would not be capable of exercising his powers in Scotland pursuant to Section 72 of the Insolvency Act 1986 by reason of such automatic conversion.

(c) The giving by the Security Agent of a notice pursuant to paragraph (a) above in relation to any class of any Chargor's assets, rights and property shall not be construed as a waiver or abandonment of the Security Agent's rights to give other similar notices in respect of any other class of assets or of any other of the rights of the Secured Lenders (or any of them) hereunder or under any of the other Finance Documents.

6.       CONTINUING SECURITY, ETC.

6.1      CONTINUING SECURITY

         The security constituted by this Debenture shall be continuing and will extend to the ultimate balance of all sums payable by the Obligors under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

6.2      BREAKING OF ACCOUNTS

         If for any reason the security constituted hereby ceases to be a continuing security in respect of any Obligor (other than by way of discharge of such security), the Secured Lenders (and each or any of them) may open a new account with or continue any existing account with such Obligor and the liability of each Chargor in respect of the Secured Liabilities relating to such Obligor at the date of such cessation shall remain regardless of any payments in or out of any such account.

6.3      REINSTATEMENT

(a) Where any discharge (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of each Chargor under this Debenture shall continue as if the discharge or arrangement had not occurred.

(b) The Security Agent (acting reasonably) may (having taken appropriate legal advice) concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

6.4      WAIVER OF DEFENCES

(a) The liability of each Chargor hereunder will not be affected by any act, omission, circumstance, matter or thing which but for this provision would release or prejudice any of its obligations hereunder or prejudice or diminish such obligations in whole or in part, including without limitation and whether or not known to the Company, any other Chargor, any Secured Lender or any other person whatsoever:

         (i) any time, indulgence or waiver granted to, or composition with, any Obligor or any other person; or

         (ii) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or take up or enforce any rights or remedies against, or any security over assets of, any Obligor or any other person or any non-presentment or non-observance of any formality or other requirement in respect of any instruments or any failure to realise the full value of any other security; or

         (iii) any legal limitation, disability, incapacity or lack of powers, authority or legal personality of or dissolution or change in the members or status of or other circumstance relating to, any Obligor or any other person; or

         (iv) any variation (however fundamental and whether or not involving any increase in the liability of any Obligor thereunder) or replacement of a Finance Document or the Acquisition Agreements or any other document or security so that references to that Finance Document or the Acquisition Agreements or other documents or security in this Debenture shall include each such variation or replacement; or

         (v) any unenforceability, illegality, invalidity or frustration of any obligation of any Obligor or any other person under any Finance Document or the Acquisition Agreements or any other document or security, or any failure of any other Obligor or proposed Obligor to become bound by the terms of any Finance Document or the Acquisition Agreements, in each case whether through any want of power or authority or otherwise; or

         (vi) any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any Obligor under a Finance Document or the Acquisition Agreements resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order, to the intent that each Chargor's obligations under this Debenture shall remain in full force, and this Debenture be construed accordingly, as if there were no such circumstance, act, variation, limitation, omission, unenforceability, illegality, matter or thing.

         No Secured Lender shall be concerned to see or investigate the powers or authorities of any of the Chargors or their respective officers or agents, and moneys obtained or Secured Liabilities incurred in purported exercise of such powers or authorities or by any person purporting to be an Obligor shall be deemed to form a part of the Secured Liabilities, and "Secured Liabilities" shall be construed accordingly.

(b) For the avoidance of doubt, each Chargor shall be bound by this Debenture notwithstanding the fact that not all of the other members of the Group may have executed this Debenture and/or any of the other Security Documents required by the terms of the Finance Documents to be entered into by it or that any such document which has been entered into may be invalid, unenforceable or otherwise ineffective.

6.5      IMMEDIATE RECOURSE

         Each Chargor waives any right it may have of first requiring any Secured Lender to proceed against or enforce any other rights or security before enforcing the security constituted hereby.

6.6      APPROPRIATIONS

         Until all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full, each Secured Lender may:

         (a) refrain from applying or enforcing any other moneys, security or rights held or received by it in respect of the Secured Liabilities or apply and enforce the same in such manner and order as it sees fit (whether against the Secured Liabilities or otherwise) and no Chargor shall be entitled to the benefit of the same; and

         (b) hold in a suspense account any moneys received from any Obligor or on account of any Obligor's liability in respect of the Secured Liabilities. Amounts standing to the credit of any such suspense account shall bear interest at a rate considered by such Secured Lender (acting reasonably) to be a fair market rate.

6.7      NON-COMPETITION

         Until all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full no Chargor shall by virtue of any payment made, security realised or moneys received or recovered under any of the Finance Documents for or on account of the liability of any other Obligor(s):

         (a) be subrogated to any rights, security or moneys held, received or receivable by any Secured Lender or be entitled to any right of contribution or indemnity; or

         (b) claim, rank, prove or vote as a creditor of any Obligor or its estate in competition with any Secured Lender; or

         (c) unless the Security Agent directs it to do so after an Event of Default has occurred and is continuing, receive, claim or have the benefit of any payment, distribution or security from or on account of any Obligor, or exercise any right of set-off as against any Obligor.

         Each Chargor will hold in trust for and forthwith pay or transfer to the Security Agent (acting as agent and trustee as aforesaid) any payment or distribution or benefit of security received by it contrary to the above. If any Chargor exercises any right of set-off contrary to the above, it will forthwith pay an amount equal to the amount set off to the Security Agent (acting as agent and trustee as aforesaid).

6.8      ADDITIONAL SECURITY

         This Debenture is in addition to and is not in any way prejudiced by any other security now or hereafter held by any Secured Lender.

6.9      SECURITY HELD BY CHARGOR

         No Chargor will without the prior written consent of the Security Agent hold any security from any other Obligor in respect of such Chargor's liability hereunder. Each Chargor will hold any security held by it in breach of this provision on trust for the Security Agent (as agent and trustee as aforesaid).

7.       REPRESENTATIONS AND WARRANTIES

7.1      TO WHOM MADE

         Each Chargor makes the representations and warranties set out in the balance of this Clause 7 to each Secured Lender.

7.2      MATTERS REPRESENTED

(a)      THE MORTGAGED PROPERTY

         (i)      the Chargor named as owner in respect of each property in
                  Schedule 2 or in the Schedule to the Deed of Accession (if any) by which it became party hereto is the legal and beneficial owner of such property;

         (ii) there subsists no material breach of any Planning Acts, bye-laws or local authority or statutory requirements or covenant which affects or is reasonably likely materially and adversely to affect the value, saleability or use of the Mortgaged Property;

         (iii) all covenants (whether affecting the freehold or leasehold titles to the Mortgaged Property) have been properly performed and observed and no Chargor has received notice of any outstanding breach of covenant as regards the Mortgaged Property which is reasonably likely to have a material adverse effect on the value or saleability of, or any Chargor's right to use, the Mortgaged Property;

         (iv) the Mortgaged Property is free from Encumbrances or third party rights of any kind whatever other than as created in favour of the Security Agent hereunder and other Encumbrances permitted under the Credit Agreement;

         (v) there is no covenant, restriction, burden, stipulation or outgoing (other than usual business outgoings) affecting the Mortgaged Property which is of an onerous or unusual nature (either generally or in the context of the present use of such Mortgaged Property) or which conflicts with its present use or adversely affects the value or saleability of the Mortgaged Property in each case to a material extent;

         (vi) the Mortgaged Property identified in Schedule 2 or in the Schedule to the Deed of Accession (if any) by which any Chargor became party hereto is served by drainage, water, and electricity services, all of which are connected to the mains by media located entirely on, in or under that Mortgaged Property or by media elsewhere in respect of the use of which the relevant Chargor and those deriving title under it to that Mortgaged Property have a permanent legal easement free from onerous or unusual conditions (either generally or in the context of the present use of such Mortgaged Property) and the passage and provision of those services is uninterrupted and the Company and each of the other Chargors knows of no imminent or likely material interruption of such passage or provision, in each case where failure to be so connected or to have such an easement would have a Material Adverse Effect and/or would be reasonably likely to materially and adversely affect the value, saleability or use of the Mortgaged Property;

         (vii) the means of access to and egress from the Mortgaged Property are either direct to roads which have been adopted by the local authority and are maintainable at public expense or roads in respect of the use of which the relevant Chargor and those deriving title under it to that Mortgaged Property have a permanent legal easement free from onerous or unusual conditions (either generally or in the context of the present or intended use by any Chargor of such road), which roads connect directly to roads which have been adopted by the local authority and are maintainable at public expense;

         (viii) there are no disputes regarding boundaries, easements covenants or other matters relating to the Mortgaged Property or its use which if adversely determined would have a Material Adverse Effect and/or would be reasonably likely to materially and adversely affect the value, saleability or use of the Mortgaged Property;

         (ix) nothing has arisen or been created or is subsisting which would be an overriding interest over the Mortgaged Property which would materially and adversely affect the security over the Mortgaged Property enjoyed by the Secured Lenders or the value, saleability or use of the Mortgaged Property or which would have a Material Adverse Effect;

         (x) no facilities necessary for the enjoyment and use of the Mortgaged Property and/or the carrying on of the business at the Mortgaged Property (including, without limitation, access to and egress from the Mortgaged Property) the lack of which would have a Material Adverse Effect and/or would be reasonably likely to materially and adversely affect the value, saleability or use of the Mortgaged Property are enjoyed on terms entitling any person to terminate or curtail its or their use (in the absence of breach by any Chargor of any such terms) or on terms which conflict with or materially restrict its present use;

         (xi) no Chargor has received notice of any adverse claims by any person in respect of the ownership of the Mortgaged Property or any interest therein which if adversely determined would have a Material Adverse Effect and/or would be reasonably likely materially and adversely to affect the value, saleability or use of the Mortgaged Property, nor has any acknowledgement been given to any person in respect thereof; and

         (xii) the Mortgaged Property is free from any tenancies or licences to occupy, in each case which would have a Material Adverse Effect and/or which would be reasonably likely to materially and adversely affect the value, saleability or use of such Mortgaged Property.

(b)      SECURITY SHARES

         (i) It is and will (save as otherwise permitted by the Credit Agreement) remain the sole beneficial owner of the Security Shares and save where the Security Shares have been registered in the name of the Security Agent or its nominee pursuant hereto, it and/or its nominee is and will (save as otherwise permitted by the Credit Agreement) remain the absolute legal owner of the Security Shares.

         (ii) It has not transferred, assigned, pledged or in any way encumbered the Security Shares other than pursuant to this Debenture.

         (iii) The Share Mortgages constitute first priority security interests over the Security Shares and the Related Rights which are not subject to any prior or pari passu Encumbrances.

         (iv) The relevant Group Shares constitute, and until payment in full of all Secured Liabilities will continue to constitute, all of the outstanding issued shares of the company in which the relevant Group Shares are held.

         (v) It will not take any action whereby the rights attaching to the Security Shares are altered or diluted.

         (vi) The Group Shares are fully paid and non-assessable and neither the Group Shares nor the Related Rights are subject to any options to purchase or similar rights of any person.

(c)      SECURITY

         Subject to the Reservations, this Debenture (i) constitutes its legally binding obligations enforceable in accordance with its terms, (ii) creates those Encumbrances it purports to create, and (iii) is not liable to be avoided or otherwise set aside on its liquidation or administration or otherwise.

7.3      TIMES FOR MAKING REPRESENTATIONS AND WARRANTIES

         The representations and warranties set out in this Clause 7:

         (a) will survive the execution of each Finance Document and the making of each Utilisation under the Credit Agreement; and

         (b) are made on the date hereof and are deemed to be repeated on each date during the Security Period on which any of the representations and warranties set out in Clause 18.1 of the Credit Agreement are repeated, with reference to the facts and circumstances then existing.

8.       UNDERTAKINGS

8.1      DURATION AND WITH WHOM MADE

         The undertakings in this Clause 8:

         (a)      shall remain in force throughout the Security Period; and

         (b)      are given by each Chargor to each Secured Lender.

8.2      GENERAL UNDERTAKINGS

         COVENANT TO PERFORM. Each Chargor shall at all times comply with the terms (express or implied) of this Debenture and of all contracts relating to the Secured Liabilities.

8.3      UNDERTAKINGS RELATING SPECIFICALLY TO THE SECURITY ASSETS

(a)      BOOK DEBTS AND RECEIPTS.  Each Chargor will:

         (i)      get in and realise such Chargor's:

                  (A) securities to the extent held by way of temporary investment,

                  (B)      book and other debts and other moneys, and

                  (C) royalties, fees and income of like nature in relation to the assets specified in Clause 4.1(c)(xi),

                  in each case in the ordinary course of its business and hold the proceeds of such getting in and realisation (until payment into the Collateral Account(s) in accordance with sub-paragraph (ii) below) upon trust for the Security Agent (as agent and trustee as aforesaid);

         (ii) save to the extent that the Security Agent otherwise agrees in writing, pay the proceeds of such getting in and realisation into a Collateral Account;

         (iii) save to the extent that the Security Agent otherwise consents in writing, not withdraw all or any moneys (including interest) standing to the credit of any Collateral Account; and

         (iv) not assign or otherwise transfer and not create or permit to exist any Encumbrance (other than an Encumbrance created pursuant to the Security Documents or expressly permitted by the terms of the Credit Agreement) over any of the property or assets referred to in (i) above or over any Collateral Account or any interest therein.

(b) DEPOSIT OF SECURITIES. Each Chargor shall forthwith deposit with the Security Agent or as the Security Agent may direct all bearer instruments, share certificates and other documents of title or evidence of ownership in relation to such Group Shares as are owned by it or in which it has or acquires an interest and their Related Rights (if any) and shall execute and deliver to the Security Agent all such share transfers and other documents as may be requested by the Security Agent in order to enable the Security Agent or its nominees to be registered as the owner or otherwise to obtain a legal title to the same and, without limiting the generality of the foregoing, shall deliver to the Security Agent on the date hereof executed (and, if required to be stamped, pre-stamped) share transfers for all Group Shares in favour of the Security Agent and/or its nominee(s) as transferees or, if the Security Agent so directs, with the transferee left blank and shall procure that all such share transfers are at the request of the Security Agent forthwith registered by the relevant company and that share certificates in the name of the Security Agent and/or such nominee(s) in respect of all Group Shares are forthwith delivered to the Security Agent. Each Chargor shall provide the Security Agent with certified copies of all resolutions and authorisations approving the execution of such transfer forms and registration of such transfers as the Security Agent may reasonably require.

(c) INTELLECTUAL PROPERTY RIGHTS. Each Chargor will promptly upon being required to do so by the Security Agent, sign or procure the signature of, and comply with all reasonable instructions of the Security Agent in respect of, any document reasonably required to record the interest of the Secured Lenders on any appropriate register.

8.4      MAINTENANCE OF PROPERTY

         Each Chargor will, and will procure that each other Chargor will:

         (a) REPAIR keep all material Premises in good and substantial repair and condition and put and keep the Fixtures and all material plant, machinery, computers, vehicles, implements and other effects for the time being owned by it and which are in or upon the Premises or elsewhere in a good state of repair and in good working order and condition;

         (b) INSURANCE at all times comply with its obligations as to insurance set out in the Credit Agreement and in particular (but without limitation) Clause 19.21 (Insurance) thereof;

         (c) COMPLIANCE WITH LEASES if due pay (if the lessee) the rents reserved by and (in any event) perform and observe in all material respects all the covenants, agreements and stipulations on the part of such Chargor contained in any lease, agreement for lease, licence or other document which gives any Chargor a right to occupy or use any part of the Mortgaged Property (together the "OCCUPATIONAL LEASES") and not to do or suffer to be done any act or thing whereby any Occupational Lease may become liable to forfeiture or otherwise be determined prior to the expiration of its term;

         (d) TAXES AND OUTGOINGS pay all Taxes, rates, duties, charges, assessments and outgoings whatsoever (whether parliamentary, parochial, local or of any other description) due and payable by it within a reasonable time of the relevant due date in accordance with the practice in the relevant jurisdiction and prior to the accrual of any material fine or penalty or fine for late payment (save to the extent that payment of the fine is being contested in good faith and adequate reserves are being maintained therefor) and save where non-payment will not have a Material Adverse Effect;

         (e) ACQUISITIONS AND LEGAL MORTGAGE notify the Security Agent in writing forthwith upon the acquisition by such Chargor from time to time of any freehold or leasehold property (including, without limitation, by the exercise of such Chargor of any option to acquire any freehold or leasehold property) or of any agreement or option to acquire any freehold or leasehold property or any licence or other right to occupy or use the same and, on demand made to such Chargor by the Security Agent and at the cost of such Chargor, execute and deliver to the Security Agent a legal mortgage in favour of the Security Agent (as agent and trustee as aforesaid) of any freehold and leasehold properties which become vested in it after the date hereof and all Fixtures thereon, the proceeds of sale of any parts of these properties and the benefit of any covenants for title given or entered into by a predecessor in title of the Chargor and any moneys paid or payable in respect of those covenants, to secure the payment or discharge of the Secured Liabilities in such form (consistent with, and no more onerous than, this Debenture) as the Security Agent may require. In the case of any leasehold property in relation to which the consent of the landlord in whom the reversion of that lease is vested is required in order for such Chargor to perform any of the foregoing obligations, such Chargor shall not be required to perform that particular obligation unless and until it has obtained the landlord's consent (which it shall use its reasonable endeavours to do);

         (f) USER use the Mortgaged Property only for such purpose or purposes as may for the time being be authorised as the permitted use or user thereof under or by virtue of the Planning Acts and all title deeds relating to the Mortgaged Property save where any failure to comply with this covenant would not have a Material Adverse Effect;

         (g) NOTICES within 14 days after the receipt by such Chargor of any application, requirement, order or notice served or given by any public or local or any other authority with respect to the Security Assets (or any part thereof) which would have a Material Adverse Effect, give written notice thereof to the Security Agent and also (within seven days after demand) produce the same or a copy thereof to the Security Agent and inform it of the steps taken or proposed to be taken to comply with, or dispute, any requirement thereby made or implicit therein;

         (h) LEASES not without the previous consent in writing of the Security Agent (not to be unreasonably withheld where the Mortgaged Property is not required for its business) grant or agree to grant (whether in exercise or independently of any statutory power) any lease or tenancy of the Mortgaged Property or any part thereof or accept a surrender of any lease or tenancy or confer upon any person any contractual licence or right to occupy the Mortgaged Property;

         (i) H.M. LAND REGISTRY in respect of any freehold or leasehold property which is hereafter acquired by such Chargor the title to which is registered at H.M. Land Registry or the title to which is required to be so registered, give such Registry written notice of this Debenture and procure that notice of these presents is duly noted in the Register to each such title;

         (j) DEPOSIT OF TITLE DEEDS deposit with (or arrange for the same to be held by a person approved by the Security Agent to the order of) the Security Agent all deeds and documents of title relating to the Mortgaged Property and all Local Land Charges, Land Charges and Land Registry Search Certificates and similar documents received by or on behalf of such Chargor (and it is hereby agreed that the Security Agent shall be entitled to hold the same during the Security Period);

         (k) ACCESS duly and punctually perform and observe all covenants and stipulations restrictive or otherwise affecting all or any part of the Mortgaged Property and all or any facilities necessary for the enjoyment and use of the Mortgaged Property and/or the carrying on of the business at the Mortgaged Property, including without limitation access to and egress from the Mortgaged Property, and indemnify the Security Agent and each Secured Lender in respect of any breach thereof and permit the Security Agent and any person nominated by it at all reasonable times during normal business hours on reasonable notice to enter upon the Mortgaged Property and view the state of the same;

         (l) INVESTIGATION OF TITLE grant the Security Agent or its lawyers on request all such facilities within the power of such Chargor to enable such lawyers (at the expense of such Chargor) to carry out investigations of title to any property (other than any of the Original Properties) which is or may be subject to this security and enquiries into matters in connection therewith as may be carried out by a prudent mortgagee; and

         (m) REPORT ON TITLE forthwith on demand by the Security Agent, provide the Security Agent with a report as to the title of such Chargor to any property which is or may be subject to this security and related matters concerning the items which may properly be sought to be covered by a prudent mortgagee in a lawyer's report of this nature.

8.5      FURTHER NEGATIVE PLEDGE PROVISION

         If any Chargor creates or permits to subsist any Encumbrance in breach of the provisions of Clause 5.2(a) or Clause 8.3(a)(iv) of this Debenture or Clause 19.6 of the Credit Agreement, then, to the extent possible under applicable law, all the obligations of such Chargor under each of the Finance Documents shall automatically and immediately be secured upon the same assets equally and rateably with the other obligations secured thereon.

8.6      CONSENTS

         Each Chargor will, and the Company will procure that each other Chargor will, promptly after the date hereof provide the Security Agent with a list of all those consents necessary to enable any of the property or assets of such Chargor to be fully and effectively charged pursuant to Clause 4.1 of this Debenture and/or the right, title and interest of any Chargor in any of the Relevant Agreements to be assigned to the Security Agent pursuant to Clause 4.3 of this Debenture. Each Chargor will, and will procure that each other Chargor will, forthwith use all reasonable endeavours to obtain any landlord's or other third party consents (and will provide copies of any such consents to the Security Agent) which are necessary to enable any of the property or assets of such Chargor to be fully and effectively charged pursuant to Clause 4.1 of this Debenture or to enable any of the right, title and interest of any Chargor in any of the Relevant Agreements to be fully and effectively assigned to the Security Agent pursuant to Clause 4.3 of this Debenture.

9.       POWER TO REMEDY

         In case of default by any Chargor in repairing or keeping in repair or insuring the Mortgaged Property or any part thereof or in observing or performing any of the covenants or stipulations affecting the same as required by this Debenture, such Chargor will permit the Security Agent or its agents and contractors to enter on the Mortgaged Property and to comply with or object to any notice served on such Chargor in respect of the Mortgaged Property and to effect such repairs or insurance or generally do such things or pay all such costs, charges and expenses as the Security Agent may (acting reasonably) consider reasonably necessary or desirable to prevent or remedy any breach of covenant or stipulation or to comply with or object to any notice. Each Chargor will indemnify and keep the Security Agent indemnified against all losses, costs, charges and expenses reasonably incurred in connection with the exercise of the powers contained in this Clause 9.

10.      SPECIAL PROVISIONS RELATING TO THE SECURITY SHARES

10.1     REGISTRATION ON TRANSFER

         Each Chargor hereby authorises the Security Agent (at any time) to arrange for the Security Shares to be delivered to any nominee for the Security Agent or any purchaser or transferee (under the powers of realisation herein conferred) or registered as the Security Agent may (acting reasonably) feel appropriate to perfect the security thereover and to transfer or cause the Security Shares to be transferred to and registered in the name of any suitably qualified nominees of the Security Agent (as agent and trustee, as aforesaid) and each Chargor undertakes from time to time promptly to execute and sign all transfers, contract notes, powers of attorney and other documents (and promptly to register any such transfer of the Security Shares in the shareholders' register of the company in which the Security Shares are held) which the Security Agent may reasonably require for perfecting its title to any of the Security Shares or for vesting the same in itself or its nominee or in any purchasers or transferees (under the powers of realisation herein conferred).

10.2     POWERS

         The Security Agent and its nominee may at any time after an Event of Default has occurred and has not been expressly waived by the Facility Agent or in any other instance where the Security Agent is of the reasonable opinion that it is necessary for the avoidance of an Event of Default or necessary for the protection of its material interests or the material interests of some or all of the Secured Lenders under any of the Finance Documents, exercise or refrain from exercising (in the name of each Chargor, the registered holder or otherwise and without any further consent or authority from any Chargor and irrespective of any direction given by any Chargor) in respect of the Security Shares any voting rights and any powers or rights under the terms thereof or otherwise which may be exercised by the person or persons in whose name or names the Security Shares are registered or who is the holder thereof, including, without limitation, all the powers given to trustees by Section 10(3) and (4) of the Trustee Act 1925 as amended by
         Section 9 of the Trustee Investments Act 1961 in respect of securities or property subject to a trust PROVIDED THAT in the absence of notice from the Security Agent each Chargor may and shall continue to exercise any and all voting rights with respect to the Group Shares subject always to the terms hereof. No Chargor shall without the previous consent in writing of the Security Agent exercise the voting rights attached to any of the Group Shares in favour of resolutions having the effect of changing the terms of the Group Shares (or any class of them) or any Related Rights or prejudicing the security hereunder or impairing the value of the Security Shares. Each Chargor hereby irrevocably appoints the Security Agent or its nominees its proxy to exercise all voting rights so long as the Group Shares remain registered in the names of the Chargors.

10.3     CALLS

         Each Chargor during the continuance of this security will make all payments which may become due in respect of any of the Security Shares and in the event of default in making any such payment the Security Agent may if it thinks fit make such payment on behalf of each Chargor. Any sums so paid by the Security Agent shall be repayable by the relevant Chargor to the Security Agent on demand together with interest at the Default Rate from the date of such payment by the Security Agent, and pending such repayment shall constitute part of the Secured Liabilities.

10.4     LIABILITY TO PERFORM

         It is expressly agreed that, notwithstanding anything to the contrary herein contained, each Chargor shall remain liable to observe and perform all of the conditions and obligations assumed by it in respect of the Security Shares and none of the Security Agent or the Secured Lenders shall be under any obligation or liability by reason of or arising out of the Share Mortgages. None of the Secured Lenders shall be required in any manner to perform or fulfil any obligation of any Chargor in respect of the Security Shares, or to make any payment, or to receive any enquiry as to the nature or sufficiency of any payment received by them, or to present or file any claim or take any other action to collect or enforce the payment of any amount to which they may have been or to which they may be entitled hereunder at any time or times.

10.5     ENFORCEMENT

         Upon the occurrence of an Event of Default and at any time thereafter while an Event of Default is continuing, the Security Agent shall be entitled to put into force and exercise immediately as and when it may see fit any and every power possessed by the Security Agent by virtue of the Share Mortgages or available to a secured creditor (so that Sections 93 and 103 of the Law of Property Act 1925 shall not apply to this security) and in particular (without limitation):

         (i) to sell all or any of the Security Shares in any manner permitted by law upon such terms as the Security Agent shall in its absolute discretion determine;

         (ii) to collect, recover or compromise and give a good discharge for any moneys payable to any Chargor in respect of the Security Shares or in connection therewith; and

         (iii) to act generally in relation to the Security Shares in such manner as the Security Agent acting reasonably shall determine.

         For the avoidance of doubt, each Chargor agrees that the enforceability of the Share Mortgages is not dependent on the performance or non-performance by any Secured Lender of its respective obligations under the Credit Agreement.

11.      THE ACCOUNT BANKS

11.1     IDENTITY

(a)      The Account Bank for each Chargor shall be HSBC Bank plc.

(b) The Account Bank for any Chargor may be changed to any other bank or financial institution at any time with the agreement of the Company and the Security Agent but, in each case, such change shall only become effective upon the proposed new Account Bank agreeing with the Security Agent and the Company, in a manner reasonably satisfactory to the Security Agent, to fulfil the role of Account Bank hereunder.

11.2     NOTICE

(a) The Parent on behalf of all the Chargors will forthwith give notice to the Account Bank for each Chargor (and forthwith on any change in the identity of the Account Bank for any Chargor give notice to the new Account Bank) of this Debenture in the form of Schedule 6 Part I and use its reasonable endeavours to procure that the Account Bank or new Account Bank (as the case may be) acknowledges such notice to the Security Agent in the form of Schedule 6 Part II (provided that, by its execution of this Debenture, each Chargor and HSBC Investment Bank plc shall be deemed to have given such notice or acknowledgement, as the case may be).

(b) Promptly upon confirmation that the notice referred to in 11.2(a) above has been given, the Security Agent will deliver to the Account Bank a notice substantially in the form set out in Schedule 6 Part III. The Security Agent agrees that it will not send a further notice to the Account Bank of the type referred to in Schedule 6 Part III until this Debenture has become enforceable in accordance with Clause 10.5.

11.3     TRANSFER OF BALANCES

         The amount (if any) standing to the credit of the Security Accounts maintained with an old Account Bank shall be transferred to the corresponding Security Accounts maintained with a new Account Bank appointed pursuant to Clause 11.1 forthwith upon such appointment taking effect. Each Chargor hereby irrevocably gives all authorisations and instructions necessary for any such transfer to be made.

11.4     FURTHER PERFECTION

         Each Chargor shall do all such things as the Security Agent may reasonably request in order to facilitate any change of Account Bank pursuant to Clause 11.1 or any transfer of credit balances pursuant to Clause 11.3 (including, without limitation, the execution of bank mandate forms) and the Security Agent is hereby irrevocably constituted the Company's and each other Chargor's attorney to do any such things should the Company or such other Chargor fail to do so.

12.      WHEN SECURITY BECOMES ENFORCEABLE

         The security constituted hereby shall become immediately enforceable upon the occurrence of an Event of Default and at any time thereafter whilst the same is continuing and the power of sale and other powers conferred by Section 101 of the Law of Property Act, 1925 as varied or amended by this Debenture shall be immediately exerciseable upon the occurrence of an Event of Default and at any time thereafter whilst the same is continuing. After the security constituted hereby has become enforceable, the Security Agent may in its absolute discretion enforce all or any part of such security in such manner as it sees fit or as the Majority Banks direct.

13.      ENFORCEMENT OF SECURITY

13.1     GENERAL

         For the purposes of all powers implied by statute the Secured Liabilities shall be deemed to have become due and payable on the date hereof and Section 103 of the Law of Property Act 1925 (restricting the power of sale) and Section 93 of the same Act (restricting the right of consolidation) shall not apply to this security. The statutory powers of leasing conferred on the Security Agent shall be extended so as to authorise the Security Agent to lease, make agreements for leases, accept surrenders of leases and grant options as the Security Agent shall think fit and without the need to comply with any of the provisions of sections 99 and 100 of the Law of Property Act 1925.

13.2     CONTINGENCIES

(a) If the Security Agent enforces the security constituted by this Debenture in accordance with the terms of this Debenture (whether by the appointment of a Receiver or otherwise) at a time when no amounts are due under the Finance Documents (but at a time when amounts may become so due), the Security Agent (or such Receiver) may pay the proceeds of any recoveries effected by it into such number of interest bearing Realisations Accounts as it considers appropriate.

(b) The Security Agent (or such Receiver) may (subject to the payment of any claims having priority to this security) withdraw amounts standing to the credit of the Realisations Accounts to:

         (i) meet all costs, charges and expenses incurred and payments made by the Security Agent (or such Receiver) in the course of such enforcement;

         (ii) pay remuneration to the Receiver as and when the same becomes due and payable; and

         (iii) meet amounts due and payable under the Finance Documents as and when the same become due and payable;

         in each case, together with interest thereon (as well after as before judgment and payable on demand) at the Default Rate from the date the same become due and payable until the date the same are unconditionally and irrevocably paid and discharged in full (provided that like interest payable under any of the Finance Documents should not be double counted).

(c) No Chargor will be entitled to withdraw all or any moneys (including interest) standing to the credit of any Realisations Account until the expiry of the Security Period.

14.      RECEIVER

14.1     APPOINTMENT OF RECEIVER

(a) At any time after this security becomes enforceable in accordance with Clause 12 or if any Chargor so requests the Security Agent in writing at any time, the Security Agent may without further notice appoint under seal or in writing under its hand any one or more qualified persons to be a Receiver of all or any part of the Security Assets in like manner in every respect as if the Security Agent had become entitled under the Law of Property Act 1925 to exercise the power of sale thereby conferred.

(b) In this Clause "QUALIFIED PERSON" means a person who, under the Insolvency Act 1986, is qualified to act as a receiver of the property of any company with respect to which he is appointed or (as the case may require) an administrative receiver of any such company.

14.2     POWERS OF RECEIVER

(a) Every Receiver appointed in accordance with Clause 14.1 shall have and be entitled to exercise all of the powers set out in paragraph (b) below in addition to those conferred by the Law of Property Act 1925 on any receiver appointed thereunder. A Receiver who is an administrative receiver of any Chargor shall have all the powers of an administrative receiver under the Insolvency Act 1986. If at any time there is more than one Receiver of all or any part of the Security Assets, each such Receiver may (unless otherwise stated in any document appointing him) exercise all of the powers conferred on a Receiver under this Debenture individually and to the exclusion of each other Receiver.

(b) The powers referred to in the first sentence of paragraph (a) above are:

         (i) TAKE POSSESSION to take immediate possession of, get in and collect the Security Assets or any part thereof;

         (ii) CARRY ON BUSINESS to carry on the business of such Chargor as he may think fit;

         (iii) PROTECTION OF ASSETS to make and effect all repairs and insurances and do all other acts which such Chargor might do in the ordinary conduct of its business as well for the protection as for the improvement of the Security Assets and to commence and/or complete any building operations on the Mortgaged Property and to apply for and maintain any planning permissions, building regulation approvals and any other permissions, consents or licences, in each case as he may in his absolute discretion think fit;

         (iv) EMPLOYEES to appoint and discharge managers, officers, agents, accountants, servants, workmen and others for the purposes hereof upon such terms as to remuneration or otherwise as he may think proper and to discharge any such persons appointed by any such Chargor;

         (v) BORROW MONEY for the purpose of exercising any of the powers, authorities and discretions conferred on him by or pursuant to this Debenture and/or of defraying any costs, charges, losses or expenses (including his remuneration) which shall be incurred by him in the exercise thereof or for any other purpose, to raise and borrow money either unsecured or on the security of the Security Assets or any part thereof either in priority to the security constituted by this Debenture or otherwise and generally on such terms and conditions as he may think fit and no person lending such money shall be concerned to enquire as to the propriety or purpose of the exercise of such power or to see to the application of any money so raised or borrowed;

         (vi) SELL ASSETS to sell, exchange, convert into money and realise all or any part of the Security Assets (including, without limitation, to sell any of the Mortgaged Property) by public auction or private contract and generally in such manner and on such terms as he shall think proper. Without prejudice to the generality of the foregoing he may do any of these things for a consideration consisting of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over such period as he may think fit. Fixtures, other than landlords' fixtures, may be severed and sold separately from the property containing them without the consent of such Chargor;

         (vii) LEASES to let all or any part of the Security Assets for such term and at such rent (with or without a premium) as he may think proper and to accept a surrender of any lease or tenancy thereof on such terms as he may think fit (including the payment of money to a lessee or tenant on a surrender);

         (viii) COMPROMISE to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of such Chargor or relating in any way to the Security Assets or any part thereof;

         (ix) LEGAL ACTIONS to bring, prosecute, enforce, defend and abandon all such actions, suits and proceedings in relation to the Security Assets or any part thereof as may seem to him to be expedient;

         (x) RECEIPTS to give valid receipts for all moneys and execute all assurances and things which may be proper or desirable for realising the Security Assets;

         (xi) SUBSIDIARIES to form a subsidiary or subsidiaries of such Chargor and transfer to any such subsidiary all or any part of the Security Assets; and

         (xii) GENERAL POWERS to do all such other acts and things as he may consider desirable or necessary for realising the Security Assets or any part thereof or incidental or conducive to any of the matters, powers or authorities conferred on a Receiver under or by virtue of this Debenture, to exercise in relation to the Security Assets or any part thereof all such powers, authorities and things as he would be capable of exercising if he were the absolute beneficial owner of the same and to use the name of such Chargor for all or any of such purposes.

14.3     REMOVAL AND REMUNERATION

         The Security Agent may from time to time by writing under its hand (subject to any requirement for an order of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it may deem it expedient, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated and may from time to time fix the remuneration of any Receiver appointed by it.

14.4     SECURITY AGENT MAY EXERCISE

         To the fullest extent permitted by law, all or any of the powers, authorities and discretions which are conferred by this Debenture (either expressly or impliedly) upon a Receiver of the Security Assets may be exercised after the security hereby created becomes enforceable in accordance with Clause 12 by the Security Agent in relation to the whole of such Security Assets or any part thereof without first appointing a Receiver of such property or any part thereof or notwithstanding the appointment of a Receiver of such property or any part thereof.

15.      APPLICATION OF PROCEEDS

         Any moneys received by the Security Agent or by any Receiver appointed by it pursuant to this Debenture and/or under the powers hereby conferred shall, after the security hereby constituted shall have become enforceable in accordance with Clause 12 but subject to the payment of any claims having priority to this security and to the Security Agent's and such Receiver's rights under Clauses 13.2 and 14.2, be applied by the Security Agent for the following purposes and, unless otherwise determined by the Security Agent or such Receiver, in the following order or priority (but without prejudice to the right of the Security Agent or any Secured Lender to recover any shortfall from any Chargor):

         (a) in satisfaction of or provision for all costs, charges and expenses incurred and payments made by the Security Agent or any Receiver appointed hereunder and of all remuneration due hereunder together with interest on the foregoing (as well after as before judgment and payable on demand) at the Default Rate from time to time from the date the same become due and payable until the date the same are unconditionally and irrevocably paid and discharged in full;

         (b) in or towards payment of the Secured Liabilities or such part of them as is then due and payable; and

         (c) in payment of the surplus (if any) to any Chargor or other person entitled thereto.

16.      NO LIABILITY AS MORTGAGEE IN POSSESSION

         The Security Agent shall not nor shall any Receiver appointed as aforesaid by reason of it or the Receiver entering into possession of the Security Assets or any part thereof be liable to account as mortgagee in possession or be liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable. Every Receiver duly appointed by the Security Agent under the powers in that behalf herein contained shall be deemed to be the agent of the relevant Chargor for all purposes and shall as such agent for all purposes be deemed to be in the same position as a Receiver duly appointed by a mortgagee under the Law of Property Act 1925. The relevant Chargor alone shall be responsible for his contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by him and neither the Security Agent nor any Secured Lender shall incur any liability therefor (whether to the Company, any other Chargor or to any other person whatsoever) by reason of the Security Agent's making his appointment as such Receiver other than in the case of wilful neglect or negligence on the part of a Receiver or the Security Agent. Every such Receiver and the Security Agent shall be entitled to all the rights, powers, privileges and immunities by the Law of Property Act 1925 conferred on mortgagees and receivers when such receivers have been duly appointed under the said Act but so that
         Section 103 of the Law of Property Act 1925 shall not apply.

17.      PROTECTION OF THIRD PARTIES

         No purchaser, mortgagee or other person or company dealing with the Security Agent or the Receiver or its or his agents shall be concerned to enquire whether the Secured Liabilities have become payable or whether any power which the Receiver is purporting to exercise has become exercisable or whether any money remains due under this Debenture or the Finance Documents or to see to the application of any money paid to the Security Agent or to such Receiver.

18.      TAXES

         All payments by any Chargor under this Debenture to or for the account of any Secured Lender shall be made without any set off, counterclaim, withholding or other deductions and free and clear of and without deduction or withholding for or on account of any Taxes (subject to the exceptions in Clause 11 of the Credit Agreement). If any Tax or amounts in respect of Tax must be deducted, or any other deductions must be made, from any amounts payable or paid by such Chargor, or paid or payable by the Security Agent to another Secured Lender, under this Debenture, or any such payment shall otherwise be required to be made subject to any Tax, such Chargor shall pay such additional amounts as may be necessary to ensure that the relevant Secured Lender receives a net amount equal to the full amount which it would have received had payment not been made subject to Tax.

19.      EXPENSES

19.1     UNDERTAKING TO PAY

         All reasonable costs, charges and expenses incurred and all payments made by the Security Agent or any Receiver appointed hereunder in the lawful exercise of the powers hereby conferred whether or not occasioned by any act, neglect or default of any Chargor shall carry interest (as well after as before judgment) at the Default Rate from time to time from the later of the date the same are incurred or become payable until the date the same are unconditionally and irrevocably paid and discharged in full. The amount of all such costs, charges, expenses and payments and all such interest thereon and all remuneration payable hereunder shall be payable by the Chargors on demand. All such costs, charges, expenses and payments shall be paid and charged as between the Security Agent and the Chargors or any of them on the basis of a full indemnity and not on the basis of party and party or any other kind of taxation.

19.2     INDEMNITY

         The Secured Lenders and every Receiver, attorney, manager, agent or other person appointed by the Security Agent hereunder shall be entitled to be indemnified out of the Security Assets in respect of all liabilities and expenses properly incurred by them in the execution or purported execution of any of the powers, authorities or discretions vested in them pursuant hereto and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to the Security Assets and the Secured Lenders and any such Receiver may retain and pay all sums in respect of the same out of any moneys received under the powers hereby conferred. Notwithstanding the foregoing no Secured Lender or Receiver and no person appointed by the Security Agent as aforesaid shall be entitled to be indemnified in respect of any part of the foregoing which results from such party's negligence or wilful misconduct.

20.      DELEGATION BY SECURITY AGENT

         The Security Agent or any Receiver appointed hereunder may at any time and from time to time delegate by power of attorney or in any other manner to any properly qualified person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Security Agent or such Receiver under this Debenture in relation to the Security Assets or any part thereof. Any such delegation may be made upon such terms (including power to sub-delegate) and subject to such regulations as the Security Agent or such Receiver may think fit.

21.      FURTHER ASSURANCES

21.1     GENERAL

         Each Chargor shall at its own expense execute and do all such assurances, acts and things as the Security Agent may reasonably require for perfecting or protecting the security intended to be created hereby over the Security Assets or any part thereof or for facilitating (if and when this security becomes enforceable) the realisation of the Security Assets or any part thereof and in the exercise of all powers, authorities and discretions vested in the Security Agent or any Receiver of the Security Assets or any part thereof or in any such delegate or sub-delegate as aforesaid. To that intent, each Chargor shall in particular execute all transfers, conveyances, assignments and releases of such property whether to the Security Agent or to its nominees and give all notices, orders and directions and make all registrations which the Security Agent may reasonably think expedient.

21.2     LEGAL CHARGE

         Without prejudice to the generality of Clause 21.1, each Chargor will forthwith at the request of the Security Agent execute a legal mortgage, charge or assignment over all or any of the Security Assets subject to or intended to be subject to any fixed security hereby created in favour of the Security Agent (as agent and trustee as aforesaid) in such form as the Security Agent may reasonably require but containing terms no more onerous than those in this Debenture.

21.3     FURTHER SUBSIDIARIES

(a) Each Chargor hereby undertakes to ensure that each company which becomes a Subsidiary (whether direct or indirect) of any Chargor after the date hereof shall, forthwith upon being required to grant security pursuant to Clause 17.3(a) of the Credit Agreement, execute a Deed of Accession substantially in the form set out in Schedule 7 and such company shall on the date on which such Deed of Accession is executed by it become a party to this Debenture in the capacity of a Chargor and this Debenture shall be read and construed for all purposes as if such company had been an original party hereto as a Chargor (but for the avoidance of doubt the security created by such company shall be created on the date of the Deed of Accession). The Security Agent is authorised to agree any amendments or change to the form or manner in which any such member of the Group gives such a guarantee and security (including acceptance of a limit on the liability of such member of the Group) which is in the reasonable opinion of the Security Agent necessary in order that such guarantee or security may lawfully be given.

(b) The Company shall procure that all registrations or other steps necessary to perfect or protect any security created pursuant to any Deed of Accession is completed as soon as practicable after the date thereof and in any event within any applicable time limit.

22.      REDEMPTION OF PRIOR MORTGAGES

         The Security Agent may, at any time after the security hereby constituted has become enforceable, redeem any prior Encumbrance over or against the Security Assets or any part thereof or procure the transfer thereof to itself and may settle and pass the accounts of the prior mortgagee, chargee or encumbrancer. Any accounts so settled and passed shall be conclusive and binding on each Chargor. All principal moneys, interest, costs, charges and expenses of and incidental to such redemption and transfer shall be paid by the Chargors to the Security Agent on demand.

23.      POWER OF ATTORNEY

23.1     APPOINTMENT

         Each Chargor hereby by way of security and in order more fully to secure the performance of its obligations hereunder irrevocably appoints the Security Agent and every Receiver of the Security Assets or any part thereof appointed hereunder and every such delegate or sub-delegate as aforesaid to be its attorney acting severally, and on its behalf and in its name or otherwise, after the occurrence of an Event of Default which is continuing and has not been expressly waived by the Facility Agent, to execute and do all such assurances, acts and things which such Chargor is required to do and fails to do under the covenants and provisions contained in this Debenture (including, without limitation, to make any demand upon or to give any notice or receipt to any person owing moneys to such Chargor and to execute and deliver any charges, legal mortgages, assignments or other security and any transfers of securities) and generally in its name and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Debenture or by statute on the Security Agent or any such Receiver, delegate or sub-delegate and (without prejudice to the generality of the foregoing) to seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it or he may reasonably deem proper in or for the purpose of exercising any of such powers, authorities and discretions.

23.2     RATIFICATION

         Each Chargor hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in Clause 23.1 shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in such Clause.

24.      NEW ACCOUNTS

         If the Security Agent or any Secured Lender receives or is deemed to be affected by notice whether actual or constructive of any subsequent charge or other interest affecting any part of the Security Assets and/or the proceeds of sale thereof, the Security Agent or such Secured Lender (as the case may be) may open a new account or accounts with any Obligor. If the Security Agent or such Secured Lender (as the case may be) does not open a new account it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice and as from that time all payments made to the Security Agent or such Secured Lender (as the case may be) shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount for which this Debenture is security.

25.      STAMP TAXES

         Each Chargor shall pay and, forthwith on demand, indemnify the Security Agent and each Secured Lender against any liability it incurs in respect of any stamp, registration and similar Tax which is or becomes payable in connection with the entry into, performance or enforcement of this Debenture.

26.      ASSIGNMENTS, ETC.

26.1     THE SECURITY AGENT

         The Security Agent may assign and transfer all of its respective rights and obligations hereunder to a replacement Security Agent appointed in accordance with the terms of the Credit Agreement. Upon such assignment and transfer taking effect, the replacement Security Agent shall be and be deemed to be acting as agent and trustee for each of the Secured Lenders for the purposes of this Debenture in place of the old Security Agent.

26.2     AGENCY PROVISIONS; CURRENCY INDEMNITY; PRO RATA SHARING

         Each Chargor shall be bound by the terms of Clauses 24 (The Agents, and the Arranger), 25.1 (Currency Indemnity) and 31.1 (Redistribution) of the Credit Agreement.

26.3     ASSIGNMENTS AND TRANSFERS

         Each Chargor shall be bound by the terms of Clause 28 (Changes to the Parties) of the Credit Agreement and, accordingly, each Chargor, for the purposes of any transfer pursuant to such Clause, hereby irrevocably authorises the Security Agent to execute on its behalf (i)

         Novation Certificates (without any need for the prior consent of such Chargor) in accordance with the provisions of the Credit Agreement, and
         (ii) any other document required to perfect the security granted to the Secured Lenders pursuant to the Finance Documents.

27.      WAIVERS, REMEDIES CUMULATIVE

(a)      The rights of the Security Agent and each Secured Lender under this
         Debenture:

         (i)      may be exercised as often as necessary;

         (ii) are cumulative and not exclusive of its rights under general law; and

         (iii)    may be waived only in writing and specifically.

         Delay in exercising or non-exercise of any such right is not a waiver of that right.

(b) The Security Agent may waive any breach by any Chargor of any of such Chargor's obligations hereunder if so instructed by the Majority Banks.

28.      SET-OFF

28.1     GENERAL

         The Security Agent and each Secured Lender, after the occurrence of an Event of Default which is continuing and has not been expressly waived by the Facility Agent, may (but shall not be obliged to) set off any obligation which is due and payable by any Chargor and unpaid (whether under the Finance Documents or which has been assigned to the Security Agent by any other Chargor hereunder) against any obligation (whether or not matured) owed by the Security Agent or such Secured Lender (as the case may be) to such Chargor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Security Agent or such Secured Lender (as the case may be) may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

28.2     TIME DEPOSITS

         Without prejudice to Clause 28.1, if any time deposit matures on any account which any Chargor has with the Security Agent or any Secured Lender at a time within the Security Period when:

         (i)      this security has become enforceable; and

         (ii)     no amount of the Secured Liabilities is due and payable,

         such time deposit shall automatically be renewed for such further maturity as the Security Agent or such Secured Lender in its absolute discretion considers appropriate unless the Security Agent or such Secured Lender otherwise agrees in writing.

29.      SEVERABILITY

29.1     GENERAL

         If a provision of this Debenture is or becomes illegal, invalid or unenforceable in any jurisdiction in respect of any Chargor, that shall not affect:

         (a) in respect of such Chargor the validity or enforceability in that jurisdiction of any other provision of this Debenture;

         (b) in respect of any other Chargor the validity or enforceability in that jurisdiction of that or any other provision of this Debenture; or

         (c) in respect of any Chargor the validity or enforceability in other jurisdictions of that or any other provision of this Debenture.

29.2     DEEMED SEPARATE CHARGES

         This Debenture shall, in relation to each Chargor, be read and construed as if it were a separate Debenture relating to such Chargor to the intent that if any Encumbrance created by any other Chargor in this Debenture shall be invalid or liable to be set aside for any reason, this shall not affect any Encumbrance created hereunder by such first Chargor.

30.      COUNTERPARTS

         This Debenture may be executed in any number of counterparts and this will have the same effect as if the signatures on the counterparts were on a single copy of this Debenture.

31.      NOTICES

31.1     GIVING OF NOTICES

         All notices under, or in connection with, this Debenture shall be given in writing or by fax. Any such notice is deemed to be given as follows:

         (a)      if in writing when delivered; and

         (b)      if by fax when received.

         However, a notice given to a Chargor in accordance with the above but received on a non-working day or after business hours in the place of receipt is deemed to be given on the next working day in that place.

31.2     ADDRESSES FOR NOTICES

         The address and facsimile number of the Chargors and the Security Agent for all notices under, or in connection with, this Debenture are, in the case of the Chargors, as set out in Schedule 1 (or the Deed of Accession (if any) by which the relevant Chargor became party hereto) and, in the case of the Security Agent, as set out in the Credit Agreement.

32.      NOTICE OF ASSIGNMENT

         GENERAL

         To the extent that the Company or any other Chargor owes any obligation to any other member of the Group and such obligation or the debt constituted thereby is charged or assigned to the Security Agent and the Secured Lenders pursuant to any other Security Document, this Debenture constitutes notice in writing to the Company or such other Chargor of such charge or assignment and its agreement not to exercise any right of set-off or counterclaim in relation thereto.

33.      REGISTRATION

33.1     H.M. LAND REGISTRY

         In respect of the Mortgaged Property specified in Schedule 2 opposite the name of any Chargor the title to which is registered at H.M. Land Registry and in respect of any other registered title(s) against which this Debenture may be noted:

         (a) such Chargor hereby applies to the Chief Land Registrar for restrictions in the following terms to be entered on the Register of Title relating thereto:

                  (i) "Except under an order of the Registrar, no disposition or dealing by the proprietor of the land is to be registered without the consent of the proprietor for the time being of the debenture dated
                           [ ] October, 1999 (the "Debenture") between amongst others Getty Communications Limited, [the relevant Chargor] and HSBC Investment Bank plc as agent and trustee for itself and each of the Secured Lenders each as defined therein; and

                  (ii) "The Banks under a credit agreement dated [ ] October, 1999 between the Parent, the Original Borrowers, the Original Guarantors, the Arranger, the Original Bank, the Hedging Bank (each as defined therein), HSBC Investment Bank plc as Facility Agent and HSBC Investment Bank plc as Security Agent are under an obligation (subject to the terms thereof) to the Chargor to make further advances and the Debenture secures those further advances"; and

         (b) it is hereby certified that the security created hereby does not contravene any of the provisions of the Memorandum or Articles of Association of such Chargor.

34.      COVENANT TO RELEASE

         Upon the expiry of the Security Period (but not otherwise save as provided for in Clause 17 (Additional Borrowers, Guarantors and Security) of the Credit Agreement, the Security Agent and each Secured Lender shall, at the request and cost of the Chargors, execute and do all such deeds, acts and things as may be necessary to release the Security Assets from the security constituted hereby.

35.      GOVERNING LAW AND JURISDICTION

35.1     GOVERNING LAW

         This Debenture shall be governed by and construed in accordance with English law.

35.2     JURISDICTION

         For the benefit of the Security Agent and the Secured Lenders, each Chargor agrees that the courts of England have jurisdiction to settle any disputes in connection with this Debenture and accordingly submits to the jurisdiction of the English courts. Nothing in this Clause 35.2 limits the right of the Security Agent or any Secured Lender to bring proceedings against any Chargor in connection with this Debenture in any other court of competent jurisdiction or concurrently in more than one jurisdiction.


IN WITNESS whereof this Debenture has been duly executed as a deed and is delivered on the date first above written.

                                   SCHEDULE 1

                                  THE CHARGORS

Getty Communications Limited (company number 3005770)

Place of Incorporation:    England
Registered Office:         101 Bayham Street
                           Camden Town
                           London NW1 0AG

Address for Notices:       101 Bayham Street
                           Camden Town
                           London NW1 0AG

Attention:                 Cameron Anderson
Fax:                       0171 267 6540


Getty Images Limited (company number 948785 )

Place of Incorporation:    England
Registered Office:         101 Bayham Street
                           Camden Town
                           London
                           NW1 0AG

Address for Notices:       101 Bayham Street
                           Camden Town
                           London
                           NW1 0AG

Attention:                 Cameron Anderson
Fax:                       0171 267 6540


Getty Communications Group Finance Limited (company number 3162899)

Place of Incorporation:    England
Registered Office:         101 Bayham Street
                           Camden Town
                           London
                           NW1 0AG

Address for Notices:       101 Bayham Street
                           Camden Town
                           London
                           NW1 0AG

Attention:                 Cameron Anderson

Fax:                       0171 267 6540

                                   SCHEDULE 2

                                  REAL PROPERTY

                                     PART I

                                FREEHOLD PROPERTY


                         None listed at the date hereof.

                                   SCHEDULE 2

                                  REAL PROPERTY

                                     PART II

                               LEASEHOLD PROPERTY




All that leasehold premises known as 101 Bayham Street, Camden, London, NW1 demised by the lease dated 18th October, 1995 made between Allied Dunbar Assurance Plc to Tony Stone Associates Limited (now called Getty Images Limited).

                                   SCHEDULE 3

                                     PART I

                              NOTICE OF ASSIGNMENT
                      (FOR ATTACHMENT BY WAY OF ENDORSEMENT
                           TO THE INSURANCE POLICIES)


To:      [Insurer]


We, Getty Communications Limited and the other Chargors, hereby give notice that by a first priority Debenture dated [ ] October, 1999 (the "DEBENTURE") and made by, inter alia, [ ] in favour of HSBC Investment Bank plc (the "SECURITY AGENT") as agent and trustee for itself and the Secured Lenders referred to in the Debenture there has been assigned by us to the Security Agent as first mortgagee and assignee this policy and all our interest (including the benefit of all money owing or to become owing to us and all interest thereon) under and in respect of this policy.

We, Getty Communications Limited and the other Chargors, hereby authorise you to issue a letter of undertaking, in the form attached, to the Security Agent and to act on the instructions of the Security Agent in the manner provided in that letter without any further reference to or authorisation from us.

For and on behalf of
Getty Communications Limited


By:



For itself and on behalf of the
other Chargor(s) set out below:
Getty Images Limited
Getty Communications Group Finance Limited




DATED this     day of          , 19

                                     PART II

                             [LETTER OF UNDERTAKING]

To:      HSBC Investment Bank plc
         as Security Agent for the Secured Lenders
         (as defined in the Debenture
         granted to it by, inter alias,
         Getty Communications Limited and other Chargors
         dated [    ] October, 1999


Dear Sirs,

LETTER OF UNDERTAKING

In accordance with an assignment made Getty Communications Limited, Getty Images Limited, Getty Communications Group Finance Limited and (the "COMPANIES") and in consideration of your agreeing to the Companies or any of them continuing the insurance (the "INSURANCE") referred to in the Schedule to this letter we undertake:

1. to note your interest as first priority mortgagee on the policies of Insurance referred to in the Schedule;

2. to disclose to you without any reference to or further authority from any of the Companies such information relating to the Insurance as you may at any time reasonably request;

3. not to release any of the Insurance on request by any of the Companies without your prior written consent;

4. to pay all claims payable under the policies of Insurance to you unless you otherwise agree in writing.

This letter shall be governed by English law.

                                    SCHEDULE






Yours faithfully,


--------------------
for and on behalf of
[Insurer]

                                    PART III

                FORM OF NOTICE IN RESPECT OF RELEVANT AGREEMENTS

To:      [Relevant party]



                                                    [Date]


Dear Sirs,

We hereby give you notice that, by a first priority Debenture dated [ ] October, 1999 (the "DEBENTURE"), made by, amongst others, the companies listed below (the "CHARGORS") in favour of HSBC Investment Bank plc (the "SECURITY AGENT") as agent and trustee for itself and the Secured Lenders referred to in the Debenture there has been assigned by the Chargors to the Security Agent as first and subsequent priority mortgagee and assignee all the Chargors' rights, title and interest in and to [insert details of Relevant Agreement] (the "AGREEMENT").

On behalf of the Chargors, we hereby irrevocably instruct and authorise you:

(a) to disclose to the Security Agent without any reference to or further authority from the Chargors and without any enquiry by you as to the justification for such disclosure, such information relating to the Agreement as the Security Agent may at any time and from time to time reasonably request;

(b) to hold all sums from time to time due and payable by you to us under the Agreement to the order of the Security Agent;

(c) to pay or release all or any part of the sums from time to time due and payable by you to the Chargors or any of them under the Agreement in accordance with the written instructions given to you by the Security Agent from time to time;

(d) to comply with the terms of any written notice or instructions in any way relating to, or purporting to relate to, the Debenture, the sums payable to the Chargors or any of them from time to time under the Agreement or the debts represented thereby which you receive at any time from the Security Agent without any reference to or further authority from the Chargors or any of them and without any enquiry by you as to the justification for or validity of such notice or instruction; and

(e) to send copies of all notices and other information under the Agreement to the Security Agent.

Please note that the Chargors are not permitted to receive from you, otherwise than through the Security Agent, any amount in respect of or on account of the sums payable to the Chargors from time to time under the Agreement without the prior written consent of the Security Agent.

Please also note that these instructions are not to be revoked or amended without the prior written consent of the Security Agent.

This letter shall be governed by and construed in accordance with English law.

Please confirm your agreement to the above by sending the attached acknowledgement to the Security Agent with a copy to ourselves thereby giving to the Security Agent for the Secured Lenders the further undertakings therein set out.

Yours faithfully,


 ............................................
For and on behalf of
[                    ]
for itself and on behalf of
the following Chargors:
Getty Communications Limited
Getty Images Limited
Getty Communications Group Finance Limited

Enc.

c.c.     HSBC Investment Bank plc

                                     PART IV

        FORM OF ACKNOWLEDGEMENT OF [RELEVANT PARTY] TO THE SECURITY AGENT


To:     HSBC Investment Bank plc
        as Security Agent


Dear Sirs,

We confirm receipt from [ ] on behalf of certain Chargors (the "CHARGORS") of a notice dated [ ] of a charge upon the terms of a Debenture dated [ ] October, 1999 over all of the Company's rights, title and interest in and to [insert details of the Relevant Agreement] (the "AGREEMENT").

We confirm that:

(i) we accept the instructions and authorisations contained in that notice and we undertake to act in accordance with and comply with the terms of that notice;

(ii) we have not received notice of the interest of any third party in or to the Agreement;

(iii) we shall not permit any sums to be paid to the Chargors or any of them or any other persons under or pursuant to the Agreement without your prior consent.

This letter shall be governed by and construed in accordance with English law.

Yours faithfully,


 ..................................
On behalf of
[Relevant party]

c.c. [relevant Chargor]

                                                  SCHEDULE 4

                                                 GROUP SHARES




           CHARGOR               NAME OF COMPANY IN WHICH SHARES   NAME OF NOMINEE (IF ANY) BY WHOM
                                             ARE HELD                      SHARES ARE HELD

Getty Communications Limited       Getty Images Limited                               n/a


                                                                                      n/a

Getty Communications Limited       Getty Communications Group                         n/a
                                   Finance Limited


Getty Communications Limited       Allsport Photographic Limited                      n/a

Getty Images Limited               Hulton Getty Holdings Limited                      n/a


                                                                                      n/a

           CHARGOR               CLASS OF SHARES HELD                        NUMBER OF SHARES HELD

Getty Communications Limited     Ordinary Shares of(pound)1 each                      125,360


Getty Communications Limited     "A" Ordinary Shares of(pound)1 each                   30,000

                                 Ordinary Shares of(pound)1 each                   23,100,001



Getty Communications Limited     Ordinary Shares of(pound)1 each                       45,769

                                 Ordinary Shares of(pound)0.01 each                 1,930,643


Getty Images Limited             Preferred Ordinary Shares of(pound)0.01              703,056
                                 each


                                   SCHEDULE 5

                                     PART I

                          INTELLECTUAL PROPERTY RIGHTS



Mark:                      Allsport
Application No:            2154968
Status:                    [Pending]
Classes:                   9, 16 & 41
Filing Date:               5th January, 1998
Proprietor:                Getty Communications Limited


Mark:                      Energy Film Library
Application No:            2164695
Status:                    Registered
Classes:                   9, 16 & 41
Registration Date:         8th January, 1999
Proprietor:                Getty Communications Limited


Mark:                      Body Frame Device
Registration No:           1529597
Status:                    Registered
Classes:                   41
Registration Date:         14th January, 1994
Proprietor:                Getty Images Limited


Mark:                      Tony Stone
Registration No:           1529284
Status:                    Registered
Classes:                   41
Registration Date:         23rd September, 1994
Proprietor:                Getty Images Limited


Mark:                      Body Frame Device
Application No:            EM256099
Status:                    [Pending]
Classes:                   9, 16, 38 & 41
Filing Date:               9th May, 1996
Proprietor:                Getty Images Limited

Mark:                      Tony Stone
Application No:            EM256131
Status:                    Registered
Classes:                   9, 16, 38 & 41
Registration Date:         29th March, 1999
Proprietor:                Getty Images Limited


Mark:                      Energy Film. Library
Application No:            2164759
Status:                    Registered
Classes:                   9, 16 & 41
Registration Date:         27th November, 1998
Proprietor:                Getty Communications Limited


Mark:                      Hulton
Application No:            EM260323
Status:                    Registered
Classes:                   9, 16, 38 & 41
Filing Date:               23rd October, 1998
Proprietor:                Getty Communications Limited


Mark:                      Allsport
Application No:            EM715193
Status:                    Advertised
Classes:                   9, 16 & 41
Registration Date:         12th July, 1999
Proprietor:                Getty Communications Limited


Mark:                      Energy Film-Library
Application No:            EM811554
Status:                    Advertised
Classes:                   9, 16 & 41
Publication Date:          15th March, 1999
Proprietor:                Getty Communications Limited


Mark:                      Energy Film-Library
Application No:            EM811547
Status:                    Advertised
Classes:                   9, 16 & 41
Publication Date:          19th April, 1999
Proprietor:                Getty Communications Limited

                                   SCHEDULE 5

                                     PART II

                         SCHEDULE OF LICENCE AGREEMENTS





                         None listed at the date hereof.

                                   SCHEDULE 6

                                     PART I

                 BANK ACCOUNT SET-OFF LETTER AND ACKNOWLEDGEMENT


To:               [Account Bank]

Date:             [                 ]


Dear Sirs,

We hereby give you notice that by a first priority Debenture dated [ ] October, 1999 (the "DEBENTURE") made by us (the "COMPANY") and certain of our subsidiaries listed at the end of this notice (together the "CHARGORS") in favour of HSBC Investment Bank plc (the "AGENT") as agent and trustee for itself and the Secured Lenders referred to in the Debenture there has been charged by each Chargor to the Agent as first and subsequent priority chargee all the Chargor's rights, title and interest in and to all sums of money which may now or in the future be held with you for the account of such Chargor in any accounts at any of your branches (the "ACCOUNTS"), together with all interest from time to time earned thereon and the debts represented by such sums and interest, as well as all book and other debts owed to such Chargor.

On behalf of ourselves and each of the other Chargors, we hereby irrevocably authorise and instruct you:

(a) to disclose to the Agent without any reference to or further authority from the Company or the relevant Chargor and without any enquiry by you as to the justification of such disclosure, such information relating to the Accounts and the sums therein as the Agent may at any time and from time to time request;

(b) to hold all sums from time to time standing to the credit of the Accounts to the order of the Agent;

(c) to pay or release all or any part of the sums from time to time standing to the credit of the Accounts in accordance with the written instructions of the Agent at any time or times;

(d) to comply with the terms of any written notice or instructions in any way relating to, or purporting to relate to, the Debenture, the sums standing to the credit of the Accounts from time to time or the debts represented thereby which you receive at any time from the Agent without any reference to or further authority from the Company or the relevant Chargor and without any enquiry by you as to the justification for or validity of such notice or instruction; and

(e) to pay all monies received by you for the account of any Chargor to (and only to) the credit of the Account of such Chargor with you.

Please note that neither the Company nor any other Chargor is permitted to withdraw any amount from any of the Accounts without the prior written consent of the Agent.

Please also note that these instructions are not to be revoked or varied without the prior written consent of the Agent.

This letter is governed by English law.

Please confirm your agreement to the above by sending the attached acknowledgement to the Agent with a copy to us, thereby giving to the Agent for the Secured Lenders the further undertakings therein set out.

Yours faithfully,





 .......................
On behalf of Getty Communications Limited for itself and as agent for each of the Chargors named below.
                                             CHARGORS


Getty Images Limited
Getty Communications Group Finance Limited





cc:      HSBC Investment Bank plc

                                     PART II

                             FORM OF ACKNOWLEDGEMENT


To:      HSBC Investment Bank plc

Date:    [                 ]


Dear Sirs,

We confirm receipt from Getty Communications Limited (the "COMPANY") for itself and on behalf of the Chargors named therein (together with the Company, the "CHARGORS") of a notice dated [ ] October, 1999 relating to certain accounts (the "ACCOUNTS") of the Company and the other Chargors with the Bank .

We confirm that:-

(a) we accept the instructions and authorisations contained in that notice and we undertake to act in accordance with the terms of that notice;

(b) we have not received notice of the interest of any third party in the Accounts;

(c) we have neither claimed or exercised nor will claim or exercise any security interest, set-off, counter-claim or other rights in respect of the Accounts, the sums therein or the debts represented thereby without your prior written consent;

(d) we shall pay all monies received by us for the account of any Chargor to (and only to) the credit of the Account in the name of that Chargor specified in that notice unless otherwise consented to by you; and

(e) we shall not permit any amount to be withdrawn from any of the Accounts without your prior written consent.

This letter is governed by English Law.

Yours faithfully,


 ..................
On behalf of [Bank]
cc:  Getty Communications Limited

                                    PART III

                  FORM OF LETTER FOR OPERATION OF BANK ACCOUNTS


To:      [Bank]

Date:    [                 ]

Dear Sirs,

We refer to:

(i) the Debenture dated [ ] October, 1999 given by Getty Communications Limited (the "COMPANY") and the subsidiaries of the Company named therein as Chargors (together with the Company, the "Chargors") in favour of HSBC Investment Bank plc as agent and trustee for itself and others;

(ii) the notice to you (the "NOTICE") from the Company concerning any and all accounts (the "ACCOUNTS") of the Company and the other Chargors with you at any of your branches outside Scotland; and

(iii) the acknowledgement issued by you in response to the Notice (the "ACKNOWLEDGEMENT").

We confirm, as agent and trustee as aforesaid, that subject to our right to withdraw such consent in whole or in part as indicated below, we consent in relation to the Accounts to the following transactions being undertaken in accordance with the terms of your mandate as far as those terms are not inconsistent with this letter:

(a) you may make payments on the instructions of each Chargor and debit the amounts involved to the Account(s) of that Chargor;

(b) you may debit to any Account(s) of any Chargor amounts due to you from that Chargor; and

(c) in order to enable you to make available net overdraft facilities to the Chargors you may set-off credit balances on any of the Accounts of the Chargors against debit balances on any other Accounts of the Chargors provided that all such Accounts are included in group netting arrangements operated by you for the Chargors.

The above consents will remain in effect until you receive notice from us by facsimile transmission or letter withdrawing the same (which we may do wholly or in part), whereupon consent to the above mentioned transactions shall be withdrawn to the extent stated in such notice. In the event that the consent referred to at (c) above shall be withdrawn, you shall nevertheless be entitled immediately to set-off debit balances and credit balances on the relevant Accounts as described in (c) above as and to the extent existing immediately prior to the receipt by you of notice from us withdrawing such consent.

This letter shall be governed by English law.

Yours faithfully,


 .....................
For and on behalf of
HSBC Investment Bank plc

cc:  Getty Communications Limited

                                   SCHEDULE 7

                            FORM OF DEED OF ACCESSION


THIS DEED OF ACCESSION dated [           ], 199[  ] is made BETWEEN:

(1)      [             ]  (the "NEW  CHARGOR"),  a company  incorporated  in
         England  or Wales whose registered office is at
         [             ];

(2) GETTY COMMUNICATIONS LIMITED (the "COMPANY") for itself and as agent for and on behalf of each of the other Chargors named in the Debenture referred to below; and

(3)      HSBC INVESTMENT BANK PLC as the Security Agent.

WHEREAS

(A) The New Chargor is or will on the date hereof become a wholly-owned Subsidiary of the Company.

(B) The Company has entered into a debenture dated [ ], 1999 (as supplemented and amended by Deeds of Accession or otherwise from time to time, the "DEBENTURE") between the Company, each of the companies named therein as Chargors, and HSBC Investment Bank plc as agent and trustee for certain Secured Lenders as identified therein.

(C) The New Chargor at the request of the Company and in consideration of the Secured Lenders making or continuing to make facilities available to the Company or any other member of the Group and after giving due consideration to the terms and conditions of the Finance Documents and the Debenture and satisfying itself that there are reasonable grounds for believing that the entry into this Deed by it will be of benefit to it, has decided in good faith and for the purpose of carrying on its business to enter into this Deed and thereby become a Chargor under the Debenture.

NOW THIS DEED WITNESSES as follows:

1. Terms defined in the Debenture shall have the same meaning in this Deed.

2.       The New Chargor hereby agrees:

         (a) to become a party to and to be bound by the terms of the Debenture as a Chargor with immediate effect and so that the Debenture shall be read and construed for all purposes as if such New Chargor had been an original party thereto in the capacity of Chargor (but so that the security created consequent on such accession shall be created on the date hereof); and

         (b) to be bound by all the covenants and agreements in the Debenture which are expressed to be binding on a Chargor.

3.       (a)      In accordance with the foregoing, the New Chargor as
                  beneficial owner and with full title guarantee subject to the Encumbrances permitted pursuant to the Credit

                  Agreement now grants to the Security Agent as agent and trustee for the Secured Lenders the assignments, charges, mortgages and other security described in the Debenture as being granted, created or made by Chargors thereunder in favour of the Security Agent as agent and trustee for the Secured Lenders and grants to the Security Agent as agent and trustee for the Secured Lenders the floating charge as described in Clause 5.1 of the Debenture, to the intent that its assignments, charges, mortgages and other security shall be effective and binding upon it and its property and assets and shall not in any way be avoided, discharged or released or otherwise adversely affected by any ineffectiveness or invalidity of the Debenture or of any other party's execution thereof or any other Deed of Accession, or by any avoidance, invalidity, discharge or release of any assignment, charge or mortgage contained in the Debenture or in any other Deed of Accession.

         (b) Without limiting the generality of the other provisions of this Deed and the Debenture, pursuant to the terms hereof and of the Debenture, the New Chargor as beneficial owner and with full title guarantee subject to any Encumbrance permitted pursuant to the Credit Agreement, as security for the payment, discharge and performance of all Secured Liabilities, hereby and by the Debenture in favour of the Security Agent (as agent and trustee for itself and each of the Secured Lenders):

                  (i) charges by way of first legal mortgage all the property (if any) now belonging to it brief descriptions of which are specified in Schedule 2 of the Debenture and/or the Schedule to this Deed;

                  (ii) subject to any necessary third party consents being obtained, assigns and agrees to assign all of its right, title and interest (if any) in and to each of the contracts and agreements specified in Clause 4.3(a) of the Debenture and/or the Schedule to this Deed; and

                  (iii) agrees that the New Chargor's estates and other interests in certain specific Intellectual Property Rights for the purposes of Clause 4.1(c)(xi) of the Debenture and certain Group Shares for the purposes of Clause 4.2 thereof, as such provisions apply in relation to the New Chargor, as are specified in the Schedule to this Deed and (in the case of Group Shares, together with all Related Rights) are hereby mortgaged or charged as provided in such provisions and the other provisions of the Debenture.

4. The Company, for itself and as agent for and on behalf of all other Chargors under the Debenture, hereby agrees to all matters provided for herein.

5. The Debenture and this Deed shall be read as one to this extent and so that references in the Debenture to "this Debenture", "herein", and similar phrases shall be deemed to include this Deed and all references in the Debenture to "Schedule 2", "Schedule 4" or "Schedule 5" (or any part thereof) shall be deemed to include a reference to the Schedule to this Deed (or relevant part thereof).

6. This Deed shall be governed by and construed in accordance with English law.

IN WITNESS whereof this Deed of Accession has been executed as a deed on the date first above written.

SCHEDULE


Insert details of:

(1) Freehold and Leasehold property in which the New Chargor has an interest;

(2) additional contracts etc., to which the New Chargor is a party and which are to become Relevant Agreements;

(3) Intellectual Property Rights in which the New Chargor has an interest but excluding any Excluded Intellectual Property (as defined in the Debenture);

(4)      Group Shares in which the New Chargor has an interest.

                                   SIGNATORIES
                             (to Deed of Accession)

THE NEW CHARGOR
(for a Company incorporated
in the United Kingdom)

Executed as a deed by               )
                                    )
                                    )  ........................................
acting by                           )              Director
and                                 )
                                    )
                                    )
                                        ........................................
                                                   Director


THE COMPANY
(for itself and as agent for the
other Chargors party to the
Debenture herein referred to        )
                                    )
Executed as a deed by               )
                                    )  .........................................
GETTY COMMUNICATIONS                )              Director
LIMITED                             )
acting by                           )
and                                 )
                                        ........................................
                                                   Director


THE SECURITY AGENT

HSBC INVESTMENT BANK PLC

By:

                                   SIGNATORIES
                                 (to Debenture)



Executed as a deed by              )
GETTY                              )
COMMUNICATIONS                     )
LIMITED                            )
acting by                          )                      Mark Getty
and                                )                      Jonathan Klien



Executed as a deed by              )
GETTY IMAGES LIMITED               )
acting by                          )                      Mark Getty
and                                )                      Jonathan Klien



Executed as a deed by              )
GETTY COMMUNICATIONS               )
GROUP FINANCE LIMITED              )
acting by                          )                      Mark Getty
and                                )                      Jonathan Klien






THE SECURITY AGENT

HSBC INVESTMENT BANK plc

By:      M. T. Nickell

                                                                  CONFORMED COPY


                                    DEBENTURE



                            Dated 25th October, 1999



                                     BETWEEN





                                  THE CHARGORS
                                  named herein


                                       and


                            HSBC INVESTMENT BANK plc
                                as Security Agent






















                                  ALLEN & OVERY
                                     London

                                   BK:680544.5

                                                    INDEX

CLAUSE                                                                                                    PAGE

1.       Interpretation.......................................................................................1
2.       CovenanttoPay........................................................................................5
3.       Covenant to Make Facilities Available................................................................5
4.       Fixed Charges; Assignments...........................................................................5
5.       Floating Charges....................................................................................10
6.       Continuing Security, etc............................................................................11
7.       Representations and Warranties......................................................................14
8.       Undertakings........................................................................................17
9.       Power to Remedy.....................................................................................21
10.      Special Provisions relating to the Security Shares..................................................21
11.      The Account Banks...................................................................................23
12.      When Security becomes Enforceable...................................................................24
13.      Enforcement of Security.............................................................................24
14.      Receiver............................................................................................25
15.      Application of Proceeds.............................................................................27
16.      No Liability as Mortgagee in Possession.............................................................28
17.      Protection of Third Parties.........................................................................28
18.      Taxes...............................................................................................28
19.      Expenses............................................................................................28
20.      Delegation by Security Agent........................................................................29
21.      Further Assurances..................................................................................29
22.      Redemption of Prior Mortgages.......................................................................30
23.      Power of Attorney...................................................................................30
24.      New Accounts........................................................................................31
25.      Stamp Taxes.........................................................................................31
26.      Assignments, etc....................................................................................31
27.      Waivers, Remedies Cumulative........................................................................32
28.      Set-off.............................................................................................32
29.      Severability........................................................................................33
30.      Counterparts........................................................................................33
31.      Notices.............................................................................................33
32.      Notice of Assignment................................................................................34
33.      Registration........................................................................................34
34.      Covenant to Release.................................................................................34
35.      Governing Law and Jurisdiction......................................................................35

SCHEDULES

1.       The Chargors........................................................................................36
2.       Part I - Freehold Property..........................................................................38
         Part II - Leasehold Property........................................................................39
3.       Part I - Notice of Assignment.......................................................................40
         Part II - Letter of Undertaking.....................................................................41
         Part III - Form of Notice in respect of Relevant Agreements.........................................42
         Part IV - Form of Acknowledgement...................................................................44
4.       Group Shares........................................................................................45
5.       Part I - Intellectual Property Rights...............................................................46
         Part II - Schedule of Licence Agreements............................................................48
6.       Part I - Bank Account Set-off Letter and Acknowledgement............................................49
         Part II - Form of Acknowledgement...................................................................51
         Part III - Form of Letter for Operation of Bank Accounts............................................52
7.       Form of Deed of Accession...........................................................................54
Signatories to Deed of Accession.............................................................................57
Signatories to Debenture.....................................................................................58